UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Genuine Parts Company
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NOTICE OF 2024 ANNUAL MEETING & PROXY STATEMENT

GPC®

Genuine Parts Company

WE KEEP THE WORLD MOVING

DEAR SHAREHOLDERS:

At Genuine Parts Company ("GPC"), we are a global service organization engaged in the distribution of automotive and industrial replacement parts that embodies our purpose: We Keep the World Moving.

We are proud of how our teams have shown resilience and navigated the volatility of recent years, and continue to provide outstanding service to our customers. In 2023, we continued to execute on our strategic priorities, generate profitable growth and strong cash flow and maintained a disciplined approach to capital allocation while continuing to invest in our sustainability initiatives to strengthen our business.

During 2023, we returned approximately $788 million to our shareholders in the form of dividends and share repurchases. And earlier this year, our board approved a 5.3% increase to our dividend, which represents the 68th consecutive year of increasing the GPC dividend. Our board remained focused on overseeing the execution of our One GPC strategy and monitoring progress on our key initiatives. These priorities were instrumental in our performance in 2023 and the creation of continued long-term value for our shareholders.

Our board has actively focused on aligning its strengths with the evolving business landscape. In 2023, we welcomed Darren Rebelez as a new independent director of the company. Mr. Rebelez brings valuable expertise in operations, marketing and merchandising, and his addition enhances the experience and diversity of our board. We also want to express our gratitude to Mr. E. Jenner Wood, who will retire from our board in April 2024, for his nearly ten years of service to GPC. As Mr. Wood retires, we intend to nominate Charles "Chuck" K. Stevens, III, a financial expert with significant experience in the automotive industry, to join our board.

In terms of leadership changes, Kevin Herron retired as President, U.S. Automotive Group, after 34 years of service. In conjunction with his retirement, Randy Breaux was promoted to Group President, GPC North America, effective July 1, 2023, further reinforcing our One GPC team approach.

We remain committed to our environmental and social responsibility initiatives, believing that investing in sustainability strengthens our business and creates long-term shareholder value. We invite you to visit the sustainability page on GPC's website to learn more about our company-wide commitment to these initiatives.

Despite a dynamic macroeconomic environment, we continue to see significant opportunity for profitable growth. We will stay focused on our strategic initiatives which, we believe, will deliver value for our customers and stakeholders. The engagement of our board with management continues to be instrumental in shaping our investment priorities and the strategic direction for GPC.

We invite you to join us for our virtual 2024 Annual Meeting of Shareholders on Monday, April 29, 2024. Details about the meeting, including the matters to be voted on, can be found in the Notice of 2024 Annual Meeting of Shareholders and Proxy Statement. The meeting will include a report on our performance and operations, as well as a question-and-answer session.

On behalf of our more than 60,000 teammates and our board, we extend our sincere gratitude for your ongoing support of Genuine Parts Company. We value our stakeholders, including our teammates, customers, suppliers, shareholders and the communities in which we operate, and we remain committed to delivering value and making a positive impact.

Paul D. Donahue	John D. Johns
Chairman and CEO	Lead Independent Director

GENUINE PARTS COMPANY
2999 Wildwood Parkway
Atlanta, Georgia 30339

NOTICE OF THE 2024 ANNUAL MEETING OF SHAREHOLDERS
April 29, 2024

TO THE SHAREHOLDERS OF GENUINE PARTS COMPANY:
The 2024 Annual Meeting of Shareholders of Genuine Parts Company, a Georgia corporation, will be held virtually on Monday, April 29, 2024, at 10:00 a.m. eastern time, for the following purposes:
(1)    To elect as directors the fourteen nominees named in the attached proxy statement;
(2)    To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers;
(3)    To approve an amendment to the Genuine Parts Company 2015 Incentive Plan to extend its term;
(4)    To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024; and
(5)    To act upon such other matters that may properly come before the meeting or any reconvened meeting following any adjournment thereof.
Information relevant to these matters is set forth in the attached proxy statement. Only holders of record of the Company’s common stock at the close of business on February 21, 2024 will be entitled to vote at the meeting. The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. eastern time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting. We encourage you to access the meeting in advance of the designated start time.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 29, 2024.
We are pleased to announce that we are delivering your proxy materials for the 2024 Annual Meeting of Shareholders via the Internet. Because we are delivering proxy materials via the Internet, the Securities and Exchange Commission requires us to mail a letter to our shareholders notifying them that these materials are available on the Internet and how these materials may be accessed. This letter, which we refer to as our “Notice and Access Letter,” will be mailed to our shareholders on or about March 1, 2024.
Our Notice and Access Letter will instruct you on how to access and review our proxy statement for the 2024 Annual Meeting of Shareholders and our annual report for the fiscal year ended December 31, 2023. It will instruct you on how you may vote your proxy via the Internet, or how you can request a full set of printed proxy materials, including a proxy card to return by mail. If you would like to receive printed proxy materials, you should follow the instructions contained in our Notice and Access Letter. Unless requested, you will not receive printed proxy materials by mail.
To Attend, Vote, and Participate during the virtual Annual Meeting:
To attend and vote your shares during the virtual Annual Meeting, you will need to log-in to meetnow.global/MZC94V2 using: (i) for record holders, the 15-digit control number on your proxy card or (ii) for holders who own shares in street name through brokers, the control number issued to you by Computershare pursuant to the registration process described in the following paragraph. If you do not have a control number, you may log-in as a Guest.
For holders who own shares in street name through brokers, you must request and receive a legal proxy in your name reflecting your holdings of GPC stock from the broker, bank, or other nominee that holds your shares, and then you must submit this by email to legalproxy@computershare.com along with your name and email address. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., eastern time, on April 28, 2024. You will receive a confirmation email from Computershare of your registration and a new control number that you can use to participate in the virtual Annual Meeting. If you do not have the control number that you received directly from

Computershare, you may attend as a Guest (non-shareholder) but will not have the option to vote or ask questions during the virtual Annual Meeting.
The 2024 Proxy Statement and the 2023 Annual Report to Shareholders are available at:
http://www.proxydocs.com/gpc

By Order of the Board of Directors,

Christopher T. Galla
Atlanta, Georgia	Senior Vice President, General Counsel and
March 1, 2024	Corporate Secretary
YOUR VOTE IS IMPORTANT!

Whether or not you expect to be present at the meeting, please vote by telephone or internet pursuant to the instructions on the enclosed proxy card or complete, sign, date and return the enclosed proxy card promptly in the enclosed business reply envelope.

Annual Meeting — April 29, 2024

This proxy statement is being furnished to the shareholders of Genuine Parts Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2024 Annual Meeting of Shareholders to be held on Monday, April 29, 2024, at 10:00 a.m. eastern time and at any reconvened meeting following any adjournment thereof. The Annual Meeting will be held virtually. To access the virtual meeting, go to meetnow.global/MZC94V2 and enter a valid control number found on your proxy card, notice of internet availability, or an email previously received from Computershare. If you do not have a control number, you may access the meeting as a Guest.

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. eastern time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting. We encourage you to access the meeting in advance of the designated start time.

We have designed the format of the Annual Meeting to ensure that our shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting. After the business portion of the Annual Meeting concludes and the meeting is adjourned, we will hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company, as time permits, and in accordance with our Ground Rules for Conduct of the Shareholder Meeting. On the day of and during the Annual Meeting, you can view our Ground Rules for Conduct of the Shareholder Meeting and submit any questions on meetnow.global/MZC94V2. Answers to any appropriate questions not addressed during the meeting will be posted following the meeting on the investor page of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources, and ensure all shareholder questions are able to be addressed, we will respond to no more than three questions from any single shareholder.

Beginning one hour prior to and during the Annual Meeting, we will have support available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any technical difficulty during the virtual meeting, please call 888-724-2416 (U.S.) or +1 781-575-2748 (international) for assistance.

We anticipate that our Notice and Access Letter will first be mailed, and that this proxy statement and the Company’s 2023 annual report to the shareholders, including consolidated financial statements for the year ended December 31, 2023 will first be made available to our shareholders, on or about March 1, 2024.
Voting

Shareholders of record can simplify their voting and reduce the Company’s costs by voting their shares via telephone or the Internet. Instructions for voting via telephone or the Internet are set forth on the proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. These procedures enable shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker (in “street name”), the availability of telephone and Internet voting will depend on the voting processes of the applicable bank or broker; therefore, it is recommended that you follow the voting instructions on the form you receive from your bank or broker. If you do not choose to vote by telephone or the Internet, please mark your choices on the proxy card and then date, sign and return the proxy card at your earliest opportunity.

All proxies properly voted by telephone or the Internet and all properly executed written proxy cards that are delivered to the Company (and not later revoked) will be voted in accordance with instructions given in the proxy. When voting on the election of directors, you may (1) vote FOR all nominees listed in this proxy statement, (2) WITHHOLD AUTHORITY to vote for all nominees, or (3) WITHHOLD AUTHORITY to vote for one or more nominees but vote FOR the other nominees. When voting on the approval of the compensation of the Company’s named executive officers, approval of an amendment to the 2015 Incentive Plan to extend its term and the ratification of the selection of independent auditors, you may vote FOR or AGAINST the proposal or you may ABSTAIN from voting.

To vote your shares during the virtual Annual Meeting, you will need to log-in to meetnow.global/MZC94V2 using: (i) for record holders, the 15-digit control number on your proxy card or (ii) for holders who own shares in street name through brokers, the control number issued to you by Computershare pursuant to the registration process described in the following paragraph. If you do not have a control number, you may log-in as a Guest.

For holders who own shares in street name through brokers, you must request and receive a legal proxy in your name reflecting your holdings of GPC stock from the broker, bank, or other nominee that holds your shares, and then you must
2024 Proxy Statement 1

Table of Contents	Voting
submit this by email to legalproxy@computershare.com along with your name and email address. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., eastern time, on April 28, 2024. You will receive a confirmation email from Computershare of your registration and a new control number that you can use to participate in the virtual Annual Meeting. If you do not have the control number that you received directly from Computershare, you may attend as a Guest (non-shareholder) but will not have the option to vote or ask questions during the virtual Annual Meeting.

If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted FOR all nominees to the Board of Directors listed in this proxy statement, FOR the proposal to approve the compensation of the Company’s named executive officers, and FOR the approval of an amendment to the 2015 Incentive Plan to extend its term and FOR the ratification of the selection of independent auditors for the fiscal year ending December 31, 2024. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of 2024 Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented thereby in their discretion.

If you hold your shares in street name and you do not instruct your bank or brokerage firm in accordance with their directions how to vote your shares prior to the date of the Annual Meeting, your bank or brokerage firm cannot vote your shares (referred to as “broker non-votes”) on the following proposals: “Proposal 1 — Election of Directors”, “Proposal 2 — Advisory Vote on Executive Compensation”, "Proposal 3 — Approval of Amendment to the 2015 Incentive Plan" and such shares will be considered “broker non-votes” and will not affect the outcome of these votes. However, your bank or brokerage firm may vote your shares in its discretion on “Proposal 4 — Ratification of Selection of Independent Auditors” if you do not provide voting instructions.

A shareholder of record who submits a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the Annual Meeting. Such revocation may be by delivery of written notice to the Corporate Secretary of the Company at the Company’s address shown above, by delivery of a proxy bearing a later date (including a later vote by telephone or the Internet), or by voting in person at the Annual Meeting. Street name holders may revoke their proxies prior to the Annual Meeting by following the procedures specified by their bank or brokerage firm.

Only holders of record of the Company’s common stock at the close of business on the record date for the Annual Meeting, which is February 21, 2024, are entitled to vote at the Annual Meeting. Persons who hold shares of common stock in street name as of the record date may vote at the Annual Meeting only if they hold a valid proxy from their bank or brokerage firm. At the close of business on February 21, 2024, the Company had 139,423,353 shares of common stock outstanding and entitled to vote at the Annual Meeting.

On each proposal presented for a vote at the Annual Meeting, each shareholder is entitled to one vote per share of common stock held as of the record date. A quorum for the purposes of all matters to be voted on shall consist of shareholders representing, in person or by proxy, a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Shares represented at the Annual Meeting that are abstained or withheld from voting and broker non-votes will be considered present for purposes of determining a quorum at the Annual Meeting. If less than a majority of the outstanding shares of common stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place to allow for the solicitation of additional proxies or other measures to obtain a quorum.

The vote required for (1) the election of directors, (2) the advisory vote on executive compensation, (3) the approval of an amendment to the 2015 Incentive Plan to extend its term and (4) the ratification of the selection of independent auditors is the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on such proposal which are represented at the Annual Meeting. Because votes withheld and abstentions will be considered as present and entitled to vote at the Annual Meeting but will not be voted “for” these proposals, they will have the same effect as votes “against” these proposals.

Although the advisory vote on executive compensation is non-binding as provided by law, the Company’s Board of Directors will review the results of the vote and take it into consideration when making future determinations concerning executive compensation.

2024 Proxy Statement 2

Table of Contents	Proposal 1 Election of Directors
Proposal 1
Election of Directors

Mr. E. Jenner Wood III has reached the mandatory retirement age for Board members and therefore will not stand for re-election at the 2024 Annual Meeting. We would like to take this opportunity to thank Mr. Wood for his leadership, many contributions and years of outstanding service on behalf of the Company, the Board of Directors and our shareholders.

The Board of Directors of the Company currently consists of fourteen directors, including Mr. Wood. The Board has approved the recommendation of its Nominating and ESG Committee to nominate the fourteen nominees named below, which includes a new nominee, Mr. Charles K. Stevens III, who is nominated to fill Mr. Wood’s vacancy, and each of whom, if elected, will serve as directors until the 2025 Annual Meeting of Shareholders and the election and qualification of their successors.
In the event that any nominee is unable to serve (which is not anticipated), the Board of Directors may:
•    designate a substitute nominee, in which case persons designated as proxies will cast votes for the election of such substitute nominee;
•    allow the vacancy to remain open until a suitable candidate is nominated; or
•    adopt a resolution to decrease the size of the Board.
If any incumbent director nominee in an uncontested election fails to receive the required affirmative vote of the holders of a majority of the shares outstanding and entitled to vote which are represented at the Annual Meeting, under Georgia law, the director remains in office as a “holdover” director until his or her successor is elected and qualified or until there is a decrease in the number of directors serving on the Board of Directors. Our Amended and Restated Articles of
Incorporation further provide that a director shall serve on the Board of Directors until his or her successor is elected and qualified or until his or her earlier resignation, retirement, disqualification, removal from office or death. If the director resigns, the Board of Directors may:
•    immediately fill the resulting vacancy;
•    allow the vacancy to remain open until a suitable candidate is appointed; or
•    adopt a resolution to decrease the size of the Board.
The Board of Directors unanimously recommends that Shareholders vote "for" the election of all the Director nominees.
Set forth below is certain information about each of the fourteen director nominees, including the experience, qualifications, attributes and skills that our Board of Directors believes makes them well qualified to serve as directors. Information about our director independence requirements, our director nominating process, our board leadership structure, a Board Matrix, and other corporate governance matters can be found in the “Corporate Governance” section.

2024 Proxy Statement 3

Table of Contents	Proposal 1 Election of Directors
Nominees for Director

Elizabeth W. Camp	Background	Qualifications
Financial Expert Director Since 2015 Independent Director Age 72 Committee • Audit
Elizabeth W. Camp is President and Chief Executive Officer of DF Management, Inc., a private investment and commercial real estate management company, a position she has held since 2000. Previously, Ms. Camp served in various capacities, including President and Chief Executive Officer of Camp Oil Company for 16 years. Ms. Camp also previously served as an independent director of Synovus Financial Corp. from 2003 to 2023 and was a member of its Risk Committee from 2017 to 2023. Ms. Camp also served as a director of CoreCard Corporation from 2020 to 2023 and was a member of the Audit and Compensation Committees during her tenure.
Ms. Camp has over 30 years of leadership experience in various executive roles, most recently as President and Chief Executive Officer of an investment and commercial real estate management company. Ms. Camp also previously served as an independent director at Synovus Financial Corp. where she chaired its Audit Committee and its Compensation Committee, served as a member of its Risk Committee, and served as Lead Independent Director at various points during her tenure. Ms. Camp also previously served as an independent director at CoreCard Corporation, a public company engaged in digital credit card processing, where she served as a member of its Audit Committee and Compensation Committee. Her previous experience as a tax attorney at large accounting and law firms in the Washington D.C. area also benefits the Company in the financial, accounting, tax, and legal areas. Ms. Camp’s background as an executive officer and director, and her experience in accounting, tax and legal matters have provided expertise in management, governance, and auditing, as well as leadership skills to our Board and Audit Committee.

Richard Cox, Jr.	Background	Qualifications
Director Since 2020 Independent Director Age 54 Committee • Audit
Mr. Cox is Senior Vice President - Reservation Sales and Customer Care at Delta Airlines, a position he has held since August 2022. Prior to joining Delta, Mr. Cox served as Chief Information Officer for Cox Enterprises and had been in that role since 2019. Mr. Cox joined Cox Automotive, a subsidiary of Cox Enterprises, in 2013, where he held several leadership positions including Vice President of Client Performance and Vice President of Business Operations and Customer Care. In 2018, the Mayor of Atlanta requested Cox Enterprises to allow Mr. Cox to serve as the city’s Chief Operating Officer as an executive on-loan. For 15 months, Mr. Cox provided executive oversight and directed internal operations for the city’s departments and agencies. Prior to joining Cox Automotive, Mr. Cox was CEO and President of Jones International University and prior to that, he served as Vice President of Customer Experience at Orbitz Worldwide, a leading online travel company. Mr. Cox began his career at Worldspan, a travel technology and content provider, and held several positions during his 11-year tenure at Worldspan.
Mr. Cox has over two decades of experience in technology and business operations. His experience at Delta Airlines, Cox Automotive, Orbitz, and Worldspan in a variety of leadership roles are highly valuable to the Company. During Mr. Cox’s tenure as the city of Atlanta’s COO, he led the city through the largest cyber attack of a U.S. municipality and successfully implemented the largest ever citywide shift to the cloud. Mr. Cox’s understanding of cyber and IT risk as well as data privacy is instrumental as a member of the Audit Committee. His significant experience in information technology, the automotive business, and his expertise in strategy, operations, customer care, analytics, business intelligence, security and technical services makes him a valuable asset to our Board and Audit Committee.

2024 Proxy Statement 4

Table of Contents	Proposal 1 Election of Directors

Paul D. Donahue	Background	Qualifications
Chairman Director Since 2012 Age 67 Committee • Executive
Paul D. Donahue is Chairman and Chief Executive Officer of the Company. In April of 2019 the Board of Directors appointed him as Chairman and in May of 2016, he was named Chief Executive Officer. From January of 2012 until May of 2016 he served as President of the Company. He served as President of the Company’s U.S. Automotive Parts Group from July, 2009 to February 1, 2016. Mr. Donahue served as Executive Vice President of the Company from August 2007 until his appointment as President. In addition, between 2004 and 2007, Mr. Donahue served as President and Chief Operating Officer of S. P. Richards Company, a former wholly-owned subsidiary of the Company. Mr. Donahue was a director of Truist Financial Corporation from 2019-2023, and served as a member of the Compensation and Human Capital Committee as well as the Trust Committee.
Mr. Donahue has 20+ years of successful operating and management experience with the Company, which has included extensive involvement with numerous operating divisions within the Company. Prior to joining the Company, Mr. Donahue spent 24 years with a publicly traded consumer products manufacturer. While there, he successfully held a number of sales, marketing, operations and executive positions. Mr. Donahue’s proven leadership and experience have contributed to the success of the Company and are beneficial to our Board. His experience and knowledge gained from his service on the Truist Board and Committees also brings great value to our Board.

Gary P. Fayard	Background	Qualifications
Financial Expert Director Since 2014 Independent Director Age 71 Committee • Audit	Gary P. Fayard is a cattle farmer and previously was Executive Vice President and Chief Financial Officer of the Coca-Cola Company from 2003 until his retirement in May, 2014. Mr. Fayard joined the Coca-Cola Company in 1994 as Vice President and Controller. He was promoted to the role of Senior Vice President and Chief Financial Officer in 1999. He has served as a director on numerous for-profit and not-for-profit boards, including service on the Coca-Cola Enterprises, Inc. board from 2001 until 2009, service on the Coca-Cola FEMSA board from 2003 to 2016, and currently serves on the board of directors of Monster Beverage Corporation and is a member of its Audit, Compensation, and Nominating and Corporate Governance Committees.	Mr. Fayard brings to the Board a wealth of financial, accounting, and auditing knowledge as the former CFO of one of America’s largest corporations. Additionally, as a Director and Audit Committee member on numerous for-profit and not-for-profit boards, he has had direct exposure to a wide variety of businesses and industries. He is also a former partner at a major public accounting firm. Mr. Fayard’s financial background and broad business exposure make him a significant contributor to our Board and Audit Committee.

P. Russell Hardin	Background	Qualifications
Director Since 2017 Independent Director Age 66 Committee • Nominating and ESG (Chair)	P. Russell Hardin is President of the Robert W. Woodruff Foundation, the Joseph B. Whitehead Foundation, the Lettie Pate Evans Foundation and the Lettie Pate Whitehead Foundation. These foundations manage approximately $11 billion in assets and distribute approximately $400 million in grants each year which support Georgia’s institutions in the areas of education, health, human welfare, the environment, community and economic development, philanthropy and volunteerism, and the arts. Mr. Hardin joined the Foundation’s staff in 1988 and was named President in 2006. Prior to his work at the Foundation, Mr. Hardin practiced law with the Atlanta firm of King & Spalding. Mr. Hardin is a director of Rollins Inc. and serves on its Nominating and Corporate Governance Committee.	Mr. Hardin offers the Board extensive experience in the areas of finance, philanthropy, governance, and law. Mr. Hardin’s leadership at the Robert W. Woodruff Foundation and related foundations, as well as his service a director of Rollins, Inc., as trustee of Northwestern Mutual Life Insurance, and a director on the Truist Bank Atlanta Advisory Council bring financial, governance and management expertise that contribute to both our Board and as Chair of the Nominating and ESG Committee.
2024 Proxy Statement 5

Table of Contents	Proposal 1 Election of Directors

John R. Holder	Background	Qualifications
Director Since 2011 Independent Director Age 69 Committee • Compensation and Human Capital	John R. Holder is Chairman of Holder Properties, a commercial and residential real estate development, leasing, and management company based in Atlanta. Mr. Holder has held the position of Chairman since 1989 and served as Chief Executive Officer from 1980-2023. He is also a director of Oxford Industries, Inc. and is a member of its Audit Committee.	Mr. Holder brings to the Board his strategic leadership in the growth of Holder Properties, which has been involved in the development of over 110 commercial buildings valued in excess of $4 billion, as well as his extensive involvement in the areas of financial and marketing management. His service as the Chairman and CEO of Holder Properties, together with various board affiliations, including as director and Audit Committee member of publicly traded Oxford, Industries, Inc., an apparel company, have given him leadership experience, business acumen and financial literacy that is beneficial to our Board and Compensation and Human Capital Committee.

Donna W. Hyland	Background	Qualifications
Director Since 2015 Independent Director Age 63 Committee • Compensation and Human Capital (Chair)	Donna W. Hyland is President and Chief Executive Officer of Children’s Healthcare of Atlanta and has served in that role since June 2008. Prior to that role, she was the Chief Operating Officer of Children’s Healthcare of Atlanta from January 2003 to May 2008 and the Chief Financial Officer from February 1998 to December 2002. She serves as a director of Cousins Properties, Inc. and serves as Chair of its Audit Committee and as a member of its Compensation and Human Capital and Executive Committees.	Ms. Hyland offers our Board extensive knowledge of the health care industry as President and Chief Executive Officer of Children’s Healthcare of Atlanta. Her previous experience as COO and CFO of Children’s, as well as her experience on many non-profit boards brings a wide range of business and accounting experience to our board. Ms. Hyland also serves as a director at Cousins Properties, Inc., a publicly traded real estate company, and additionally serves as Chair and a financial expert on the Cousins’ Audit Committee and as a member of its Compensation and Human Capital Committee. Ms. Hyland’s service as a financial expert on a public company audit committee provides a wealth of experience that she has brought to our Board and as Chair of the Compensation and Human Capital Committee.

John D. Johns	Background	Qualifications
Director Since 2002 Independent Director (Lead) Age 72 Committee • Executive • Compensation and Human Capital	John D. Johns is a Senior Advisor to Blackstone, Inc. and previously was Chairman of DLI North America Inc., the North American regional headquarters for Dai-ichi Life Holdings until his retirement in 2020. Dai-ichi Life is a global life insurance group headquartered in Tokyo, Japan. Its principal U.S. operation is Protective Life Corporation in Birmingham, Alabama. Mr. Johns served as CEO of Protective from 2002 to 2017 and as Executive Chairman through 2019. Prior to joining Protective in 1993, Mr. Johns was General Counsel of Sonat Inc. (a diversified energy company) and a partner at the law firm, Maynard, Cooper and Gale. Mr. Johns currently serves on the Boards of The Southern Company and Regions Financial Corporation.	Mr. Johns brings experience in running every aspect of a large life insurance company, including his positions as Chairman and CEO as well as previous experience as COO, CFO, and also as a lawyer in private practice and General Counsel of a large publicly-traded energy company. Mr. Johns also serves as a director of The Southern Company, a utility holding company, and Chairs its Compensation and Talent Development Committee and is a member of its Finance Committee. Mr. Johns is also on the board of Regions Financial Corporation, a bank holding company, where he serves as Chair of its Risk Committee and a member of its Executive Committee and Technology Committee. He brings a wealth of diverse experience to our Board as its lead independent director, and as a member of the Executive Committee and Compensation and Human Capital Committee.

2024 Proxy Statement 6

Table of Contents	Proposal 1 Election of Directors

Jean-Jacques Lafont	Background	Qualifications
Director Since 2020 Age 64	Jean-Jacques Lafont is the Co-Founder and Executive Chairman of Alliance Automotive Group, an entity that was acquired by the Company in 2017. Prior to his current role as Executive Chairman, Mr. Lafont was Chief Executive Officer of Alliance Automotive Group. Mr. Lafont co-founded Alliance Automotive Group in 1991 and spent 30 years building that business from the ground up. Prior to founding Alliance Automotive Group, Mr. Lafont spent six years working for Hewlett Packard Europe in various management roles.	Mr. Lafont is an industry veteran having spent over 30 years in the automotive aftermarket industry. Mr. Lafont has a deep understanding of the sales, operations, finance, strategic planning, and global sourcing aspects of the automotive aftermarket landscape in Europe and is highly beneficial to the strategic planning function of the Board, especially as it relates to the global automotive business. Mr. Lafont is also Non-Executive Chairman of the Supervisory Board of BME, a leading European building materials, sanitary and plumbing products distributor recently acquired by Blackstone. Mr. Lafont brings a wealth of international experience to our Board.

Robert C. “Robin” Loudermilk, Jr.	Background	Qualifications
Director Since 2010 Independent Director Age 64 Committee • Nominating and ESG	Robert C. “Robin” Loudermilk, Jr. is President and Chief Executive Officer of The Loudermilk Companies, LLC, a real estate management company, a position he has held since January 1, 2012. Previously he served as President of Aaron’s Inc., a furniture, electronics and home appliance retailer from 1997 through November 2011 and as Chief Executive Officer of Aaron’s Inc. from 2008 through November 2011. He also served in various other positions at Aaron’s Inc., including service as the Chief Operating Officer from 1997 until 2008. Mr. Loudermilk also previously served as a director of Aaron’s Inc.	Mr. Loudermilk offers extensive knowledge of the real estate industry, as founder and CEO of a real estate management company in Atlanta. He also has over 25 years of experience working with a public company in various positions, including CEO, and over 10 years as an experienced senior executive. Mr. Loudermilk’s operational, financial and management expertise and expansive knowledge of a multi-store retail business are a significant contribution to our Board and Nominating and ESG Committee.

Wendy B. Needham	Background	Qualifications
Financial Expert Director Since 2003 Independent Director Age 71 Committee • Executive • Audit (Chair)	Wendy B. Needham was Managing Director, Global Automotive Research for Credit Suisse First Boston, an investment banking firm, from August 2000 to June 2003, and a Principal, Automotive Research, for Donaldson, Lufkin and Jenrette from 1994 to 2000. Ms. Needham previously served as a director of Asahi Tec.	Ms. Needham offers extensive knowledge and understanding of the U.S. and international auto industries as a former managing director of global automotive research at a global financial services company. Throughout her career she analyzed the financial performance and strategies of public companies in the global auto industry and brings this experience to bear to the Board and as the Chair of the Company’s Audit Committee and member of the Executive Committee.

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Table of Contents	Proposal 1 Election of Directors

Juliette W. Pryor	Background	Qualifications
Director Since 2021 Independent Director Age 59 Committee • Nominating and ESG	Juliette W. Pryor is Chief Legal Officer and Corporate Secretary of Lowe's Companies, Inc. where she leads the legal, compliance, government affairs, corporate sustainability, enterprise risk management and privacy functions. Previously, from 2020-2023, she served as General Counsel and Corporate Secretary of Albertsons Companies, a Fortune 100 grocery retailer, where she was responsible for the company’s legal, compliance, and government affairs functions. From 2016 to June 2020, Ms. Pryor served as General Counsel and Corporate Secretary for Cox Enterprises, a $20 billion family-owned conglomerate that operates in the communications, media and automotive sectors. Ms. Pryor previously worked at US Foods from 2005-2016. Before US Foods, Ms. Pryor served as General Counsel for telecom start up e.spire Communications, and she began her career in private practice with Skadden Arps, Slate, Meagher & Flom LLP.	Ms. Pryor is a skilled public and private company c-suite executive with 30 years of business experience. Ms. Pryor has deep experience in the board room of multiple corporations, providing key leadership in IPOs, multi-billion-dollar divestitures and acquisitions, corporate restructurings, and entity transformations. Her knowledge and experience in the legal, compliance, regulatory, audit, human resources, public policy, diversity and inclusion, and corporate governance areas combined with her wealth of expertise in retail, distribution and automotive services make her a valuable addition to our Board and the Nominating and ESG Committee.

Darren Rebelez	Background	Qualifications
Director Since 2023 Independent Director Age 58 Committee • Nominating and ESG	Darren Rebelez is the Chairman, President and Chief Executive Officer of Casey’s, a Fortune 500 public company, which operates over 2,400 convenience stores throughout the Midwest and Southern U.S. Prior to joining Casey’s in 2019, Mr. Rebelez served as the President of IHOP Restaurants from 2015-2019, a unit of Dine Brands Global, Inc. While leading IHOP, the company grew to become the largest full service restaurant brand in the U.S. Previous to IHOP, Mr. Rebelez worked at 7-Eleven, the world’s largest convenience store chain, as Executive Vice President and Chief Operating Officer. Before 7-Eleven, Mr. Rebelez held numerous leadership roles within ExxonMobil Corporation. Preceding his civilian career, Mr. Rebelez was an Army Ranger and Gulf War veteran. Mr. Rebelez also served as a director of Globe Life, Inc., a public life insurance company, where he chaired many of its committees over his 13-year tenure.	As CEO of the third largest convenience retailer and fifth largest pizza chain in the U.S., Mr. Rebelez offers a wealth of experience from his career as a senior executive in the convenience, restaurant and fuel industries. Mr. Rebelez's knowledge and experience include brand modernization, M&A, digital transformation, e-commerce, and ESG. His past executive experience at large public companies, as well as his tenure as a director of a public insurance company bring a wealth of knowledge and expertise to our Board and the Nominating and ESG Committee.

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Table of Contents	Proposal 1 Election of Directors

Charles K. Stevens, III	Background	Qualifications
Financial Expert Director Nominee Independent Director Age 64	Prior to his retirement in 2018, Charles K. Stevens, III spent over thirty years at General Motors Company, a global automotive company, serving in various leadership positions of increasing responsibility, including as Executive Vice President and Chief Financial Officer from 2014-2018, Chief Financial Officer of GM North America from 2010-2014 and Chief Financial Officer of GM de Mexico from 2008-2010. Mr. Stevens serves as a director of Flex Ltd. and serves as Chair of its Audit Committee and as a member of its Nominating and Corporate Governance Committee, and Masco Corporation and serves as Chair of its Audit Committee. Mr. Stevens previously served as a director of Tenneco Inc. and Eastman Chemical Company.	Mr. Stevens brings to the Board his extensive knowledge and understanding in the areas of finance, accounting and the U.S. and global automotive industries as a former executive and chief financial officer of a global automotive company, where he was responsible for developing and executing business strategies to drive profitable growth. Mr. Stevens is also a seasoned public company director, including service as an audit committee chair, which has provided him further leadership experience, business acumen and financial literacy, all of which makes him a valuable addition to our Board and the Audit Committee.

Board Matrix

Experience	Camp	Cox	Donahue	Fayard	Hardin	Holder	Hyland	Johns	Lafont	Loudermilk	Needham	Pryor	Rebelez	Stevens*
Finance/Accounting	●			●	●		●				●			●
Distribution/Supply Chain	●		●						●			●	●	●
Automotive		●	●						●		●			●
Government/Regulatory	●	●			●		●	●				●		●
Legal	●				●			●				●
CEO/Leadership	●	●	●	●	●	●	●	●	●	●			●	●
Technology		●
International			●	●					●			●
Public Co. Board(s)	●		●	●	●	●	●	●					●	●
Independent	●	●		●	●	●	●	●		●	●	●	●	●
*Director Nominee

Tenure/ Age/ Gender/ Diversity	Camp	Cox	Donahue	Fayard	Hardin	Holder	Hyland	Johns	Lafont	Loudermilk	Needham	Pryor	Rebelez	Stevens*
Years on the Board	9	4	12	10	7	13	9	22	4	14	21	3	1	0
Age	72	54	67	71	66	69	63	72	64	64	71	59	58	64
Gender	F	M	M	M	M	M	F	M	M	M	F	F	M	M
Race/Ethnicity		●										●	●
Nationality									●
*Director Nominee

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Table of Contents	Proposal 1 Election of Directors

INDEPENDENCE

2
86%
Independent
12

FEMALE

4
29%
Female
10

DIVERSITY

4
29%
Diversity
10

TENURE

5
0-5 years
4
6-10 years
5
11+ years
9 Year
Average Tenure

AGE

3
50s
7
60s
4
70s
65 Years
Average Age

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Table of Contents	Corporate Governance
Corporate Governance
Independent Directors
The Company’s common stock is listed on the New York Stock Exchange under the symbol “GPC.” The NYSE requires that a majority of the directors, and all of the members of certain committees of the board of directors be “independent directors,” as defined in the NYSE corporate governance standards. Generally, a director does not qualify as an independent director if the director (or in some cases, members of the director’s immediate family) has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that twelve of the fourteen director nominees have no direct or indirect material relationships with the Company that would impair their independence and therefore are independent directors according to the NYSE rules and the Company's Corporate Governance Guidelines.
The independent directors and director nominees for election at the 2024 Annual Meeting of Shareholders are: Elizabeth W. Camp, Richard Cox, Jr., Gary P. Fayard, P. Russell Hardin, John R. Holder, Donna W. Hyland, John D. Johns, Robert C. “Robin” Loudermilk, Wendy B. Needham, Juliette W. Pryor, Darren Rebelez and Charles K. Stevens III.
Mr. Richard Cox, a director since 2020, joined Delta Air Lines, Inc. (“Delta”) in August 2022, where he currently serves as Senior Vice President - Reservation Sales and Customer Care. The Company has a long-standing and ordinary course vendor relationship with Delta and, in connection therewith, maintains automotive parts and supply locations on-site at multiple Delta facilities to better serve Delta’s ground vehicles. This relationship was reviewed and considered by the Board and was determined to be immaterial since (i) the amounts involved in this relationship did not exceed the greater of $1 million or 2% of Delta’s consolidated gross revenues, (ii) the Company has had a long-standing relationship with Delta prior to Mr. Cox joining the Company’s Board of Directors in 2020 and (iii) Mr. Cox became a director of the Company in 2020 prior to his joining Delta in 2022.

Governance Highlights

The Board is committed to creating long-term value for our shareholders while operating in an ethical, environmentally sensitive and socially responsible manner. Highlights of our corporate governance structure are as follows:

•Twelve of fourteen directors are independent.
•The Board has added five new directors in the last five years.
•Board Committees are composed exclusively of independent directors.
•We have a Lead Independent Director, elected by the independent members of the Board, who is available for consultation and direct communication with our shareholders.
•Independent directors met in executive sessions chaired by the Lead Independent Director or an alternate Lead Independent Director at all regularly scheduled Board meetings in 2023.
•All of our directors are elected annually.
•We have a majority vote requirement for uncontested director elections.
•We do not have a poison pill.
•Our executive officers and directors are all subject to robust stock ownership requirements.
•We have instituted anti-hedging and pledging policies applicable to our directors and executive officers.
•We have a Board-adopted Human Rights Policy.
•We have a Board-adopted Political Contributions Policy.
•We conduct annual, proactive shareholder engagement on ESG topics.

Corporate Governance Guidelines and Committee Charters

The Board of Directors has adopted Corporate Governance Guidelines that give effect to the NYSE’s requirements related to corporate governance and various other corporate governance matters. The Company’s Corporate Governance Guidelines, as well as the charters of the Compensation and Human Capital Committee, the Nominating and ESG Committee and the Audit Committee, are available on the Company’s website at www.genpt.com.

Non-Management Director Meetings and Lead Independent Director
Pursuant to the Company’s Corporate Governance Guidelines, the Company’s non-management directors meet separately from the other directors in scheduled executive sessions at least four times annually and at such other times as may be scheduled by the Chairman of the Board or by the lead independent director or as may be requested by any non-management director.
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Table of Contents	Corporate Governance
The independent directors serving on the Company’s Board of Directors re-appointed John D. Johns to serve as the Board’s lead independent director in April of 2023, and he has served in this role since April of 2017. As the lead independent director, Mr. Johns presides at all meetings of non-management and independent directors and serves as a liaison between the Chief Executive Officer and the non-management and independent directors. During 2023, the independent directors held four meetings without management present. Mr. Johns presided over three of these meetings; an alternate lead director presided over the fourth meeting.

Board Leadership Structure
The Board has strong governance structures and processes in place to ensure the independence of the Board. The Company’s Corporate Governance Guidelines allow the independent directors flexibility to split up or combine the roles of Chairman and CEO. The directors annually review the Board’s leadership structure to determine the structure that is in the best interests of the Company and its shareholders. In 2019, the Board appointed Mr. Donahue, the Company’s Chief Executive Officer to serve as Chairman of the Board. In his position as CEO, Mr. Donahue has primary responsibility for the day-to-day operations of the Company and provides consistent leadership on the Company’s key strategic objectives. In his role as Chairman of the Board, he sets the strategic priorities for the Board (with input from the lead independent director), presides over its meetings and communicates its strategic findings and guidance to management. The Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy. The Board further believes that this leadership structure — a combined Chairman of the Board and Chief Executive Officer — is important in unifying the Company’s strategy behind a single vision. In addition, the deep involvement of the CEO in every aspect of the business allows him the opportunity to identify risks the Company may be facing and, in his role as Chairman, is able to facilitate the Board’s oversight of such risks. The Board believes that this leadership structure is currently the most effective structure for the Company and is in the best interests of its shareholders at this time.
As noted earlier, the independent directors have appointed Mr. Johns as the Board's lead independent director, which provides balance to the Board’s structure. Our lead independent director is responsible for facilitating Board involvement in material matters of the Company, ensuring that the Board is addressing major strategic and operational initiatives, reviewing information to be provided to the Board, consulting with directors, the CEO, and Company management, representing the Board in consultations and direct communications with our shareholders and other key stakeholders, as well as presiding at executive sessions of the Board. With a supermajority of independent directors, all Board Committees composed entirely of independent directors, and a lead independent director to oversee meetings of the non-management directors, the Company’s Board of Directors is comfortable that its current leadership structure provides for an appropriate balance that best serves the Company and its shareholders. The Board of Directors periodically reviews its leadership structure to ensure that it remains the optimal structure for the Company.

Director Nominating Process
Shareholders may recommend a director nominee by writing to the Corporate Secretary specifying the nominee’s name and the other required information as set forth in the Company’s By-laws. The By-laws require, among other things, that the shareholder making the nomination: (1) notify us in writing no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; (2) include certain information about the nominee, including his or her name, occupation and Company share ownership; (3) include certain information about the shareholder proponent and the beneficial owner, if any on whose behalf the nomination is made, including such person or entity’s name, address, Company share ownership and certain other information regarding the relationship between the shareholder and beneficial owner, if applicable, and any derivative or hedging positions in Company securities; and (4) update the required information as of the record date and after any subsequent change. The notice must comply with all requirements of the By-laws and, if the nomination is to be included in next year’s proxy statement, the requirements of Exchange Act Rule 14a-18 must be timely received by the Corporate Secretary at Genuine Parts Company, 2999 Wildwood Parkway, Atlanta, Georgia 30339.
The Company’s By-laws provide that whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of shareholders, subject to certain requirements, a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years can require the Company to include in its proxy materials for such annual meeting director nominations for up to the greater of (i) 20% of the number of directors up for election, rounding down to nearest whole number, or (ii) two directors. Shareholder requests to include shareholder nominees in the Company’s proxy materials for the 2025 Annual Meeting of Shareholders must be received by the Corporate Secretary no earlier than October 2, 2024 and no later than November 1, 2024 and must satisfy the requirements specified in the Company’s By-laws.

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Table of Contents	Corporate Governance
The Company’s Board of Directors has established the following process for the identification and selection of candidates for director. The Nominating and ESG Committee, in consultation with the Chairman of the Board, annually reviews the appropriate experience, skills, background and characteristics required of Board members in the context of the current membership of the Board to determine whether the Board would be enhanced by the addition of one or more directors. This review includes, among other relevant factors in the context of the perceived needs of the Board at that time, issues of experience, reputation, background, judgment, diversity and skills. With regard to diversity, the Board and the Nominating and ESG Committee believe that sound governance of the Company in an increasingly complex international marketplace requires a wide range of viewpoints. As a result, to ensure the Board benefits from diverse perspectives, in any formal search for board candidates the Board shall consider candidates who reflect diverse backgrounds, including diversity of gender and race and/or ethnicity, and in cases where a search firm is retained by the Committee, the Committee will direct the search firm to include in its initial slate of candidates qualified candidates who reflect diverse backgrounds, including diversity of gender and race and/or ethnicity.
If the Nominating and ESG Committee determines that adding a new director is advisable, the Committee initiates a search, working with other directors, management and, if it deems appropriate or necessary, a search firm retained to assist in the search. If a search firm is retained, the Committee will require that the slate of candidates presented must include gender and racially/ethnically diverse candidates. The Nominating and ESG Committee considers all appropriate candidates proposed by management, directors and shareholders. Information regarding potential candidates is presented to the Nominating and ESG Committee, and the Committee evaluates the candidates based on the needs of the Board at that time. Potential candidates are evaluated according to the same criteria, regardless of whether the candidate was recommended by shareholders, the Nominating and ESG Committee, another director, Company management, a search firm or another third party. The Nominating and ESG Committee then submits any recommended candidate(s) to the full Board of Directors for approval and recommendation to the shareholders for election at the Company’s annual meeting of shareholders.
The Company’s Board of Directors is composed of individuals with diverse experience at policy-making levels in a variety of businesses, as well as in non-profit organizations, in areas that are relevant to the Company’s operations and activities. The Board views diversity broadly to include, among other things, differences in backgrounds, qualifications, experiences, viewpoint, geographic location, education, skills and expertise, professional and industry experience, and personal characteristics, including age, gender identity, ethnicity, nationality, race, and sexual orientation. The Board believes that a variety and balance of perspectives on the Board results in more thoughtful and robust deliberations and, ultimately, better decisions. Therefore, each director nominee was nominated for election at the 2024 Annual Meeting of Shareholders on the basis of the unique experience, background, qualifications, attributes and skills that he or she brings to the Board, as well as how those factors blend with those of the others on the Board as a whole.
This year, in furtherance of these important considerations, and in connection with its annual review and recommendation of candidates to serve as nominees to the Board, the Board considered, among other things, the following factors regarding the re-nomination of Messrs. Holder, Johns and Loudermilk and Ms. Needham in light of the Board’s policy that non-management directors serve for no more than twelve years:
•their extensive knowledge of the Company and the industries in which it operates;
•their effective and professional leadership, including, with respect to Mr. Johns, his service as the Board’s lead independent director and, with respect to Ms. Needham, her service as Chair of the Board’s Audit Committee;
•their diversity of experiences, skills and backgrounds; and
•their desire and ability to continue to guide and serve the Company.
In addition, because Messrs. Johns and Fayard, along with Mses. Needham and Camp, will each be retiring at the end of their terms in 2025 due to the Board’s mandatory retirement policy (assuming their re-election at the 2024 Annual Meeting of Shareholders), the Board further recognized the importance of ensuring Board stability and continuity as the Board’s ongoing refreshment initiatives continue to progress. To that end, the success of such refreshment efforts was also recognized in light of the fact that four new independent directors will have been added to the Board since 2020 (assuming the election of Mr. Stevens at the 2024 Annual Meeting). After considering these factors, the Board of Directors determined that it was in the best interests of the Company and its shareholders to nominate the fourteen director nominees identified in Proposal 1 beginning on page 3 of this proxy statement.
Corporate Culture
Developing our people and sustaining our culture are important priorities for our Company. We promote a diverse, inclusive, and innovative culture that encourages and embraces change, diverse ideas, and perspectives. We strive to ensure our teammates reflect our global and diverse customer base. The Company is committed to creating a welcoming environment where all teammates have opportunities to grow and feel a sense of belonging, regardless of gender, sex, race, color, religion, national origin, age, disability, veteran status, sexual orientation, gender expression or experiences.
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Table of Contents	Corporate Governance
The Company has taken several actions to improve inclusion in our recruiting process, which includes how we advertise job openings, develop position requirements, conduct interviews, and evaluate candidates, and also has developed initiatives to ensure we are developing and supporting our teammates, once they are hired. To support our talent initiatives and priorities, recruitment, training, talent development and succession planning is discussed regularly by management and the Nominating and ESG Committee as well as the Compensation and Human Capital Committee.
The Company's ongoing and future initiatives include:
•Increase the recruitment of diverse talent including expanding relationships with Historically Black Colleges and Universities (HBCUs)
•Development, retention and succession planning of employees
•Unconscious bias training to executive and senior leaders, managers and supervisors
•Scholarships to dependents of GPC employees, with HBCU students strongly encouraged to apply
•Recruitment and engagement of diverse independent owners of NAPA stores
•Company-wide supplier diversity program
•Establishment and expansion of Business Resource Groups
Talent Development and Succession Planning
The Compensation and Human Capital Committee oversees the development and implementation of succession plans for the senior management team. The process includes the CEO, President, and Executive Vice President and Chief Human Resources Officer undertaking a full review of performance and development of senior leaders across the organization, and they then present and discuss with the Compensation and Human Capital Committee their evaluations and recommendations for senior management development and succession on a regular basis. The Compensation and Human Capital Committee also assists the Board with oversight of CEO succession planning and the topic is discussed regularly during the executive session of Compensation and Human Capital Committee meetings. While internal candidates are always being trained and developed for potential succession into the CEO role, it is the Company and the Board's policy, that if an external search firm is ever used for assistance with CEO succession planning, the Committee and/or Board will instruct the search firm to include in its initial slate of candidates qualified people who reflect diverse backgrounds, including diversity of gender and race and/or ethnicity.
Communications with the Board
The Company’s Corporate Governance Guidelines provide for a process by which shareholders or other interested parties may communicate with the Board, a Board committee, the lead independent director, the non-management directors as a group, or individual directors. Shareholders or other interested parties who wish to communicate with the Board, a Board committee or any such other individual director or directors may do so by sending written communications addressed to the Board of Directors, a Board committee or such individual director or directors, c/o Corporate Secretary, Genuine Parts Company, 2999 Wildwood Parkway, Atlanta, Georgia 30339. This information is also available on the Company’s website at www.genpt.com. All communications will be compiled by the Secretary of the Company and forwarded to the members of the Board to whom the communication is directed or, if the communication is not directed to any particular member(s) of the Board, the communication shall be forwarded to all members of the Board of Directors.
Restructuring of Board Committees and Annual Performance Evaluations
Effective January 1, 2023, the Board determined to split the Compensation, Nominating and Governance Committee into two separate Committees: the Compensation and Human Capital Committee and the Nominating and ESG Committee. Our Board took part in a comprehensive and rigorous evaluation to assess the effectiveness of the Board and its Committees. The process was facilitated by a third-party advisor to preserve integrity and anonymity of the Board members and the Company’s senior executives who also participated in the evaluation. The results of the evaluation were presented to the Board by the third-party advisor, which resulted in several proposed changes to further enhance the effectiveness of the Board, including the division of responsibilities at the Committee-level.
As part of its evaluation of how best to affect the Committee restructuring, the Board determined that the Compensation and Human Capital Committee should retain the compensation oversight responsibilities previously exercised by the Compensation, Nominating and Governance Committee. In addition, this Committee is responsible for overseeing the Board’s development and succession plans for the CEO, other executive officers and senior management positions, as well as the Company’s strategies and policies related to human capital management, including diversity and inclusion.

2024 Proxy Statement 14

Table of Contents	Corporate Governance
Similarly, the Board concluded that the Nominating and ESG Committee should retain the nominating and corporate governance responsibilities previously exercised by the Compensation, Nominating and Governance Committee. In addition, this Committee is responsible for overseeing the Company’s strategies, policies and programs with respect to ESG matters.
In 2023, the Board and each of its committees also conducted an annual self-evaluation process, which includes a qualitative assessment by each director of the performance of the Board and the committee or committees on which each director sits. The results of the self-evaluation process, and any recommendations for improvement in connection therewith, were reported to and discussed by the Board. The Board and each of its committees use the results and recommendations stemming from this self-evaluation process to support the Board’s oversight function, enhance its role as a strategic partner with management and improve its governance processes.
Board Oversight of Risk
The Company’s Board of Directors recognizes that, although risk management is primarily the responsibility of the Company’s management team, the Board plays a critical role in the oversight of risk. The Board believes that an important part of its responsibilities is to assess the major risks the Company faces and review the Company’s options for monitoring, mitigating, and controlling these risks. The Board assumes responsibility for the Company’s overall risk assessment.
The Board as a whole examines specific business risks in its regular reviews of the individual business units and also on a Company-wide basis as part of its regular strategic reviews. In addition to periodic reports from three committees (discussed below) about risks, the Board receives presentations throughout the year from various business units and management that include discussion of significant risks specific to such business unit. Periodically, at Board meetings, management discusses matters of particular importance or concern, including any significant areas of risk requiring Board attention.
The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, internal control over financial reporting, and information technology and cyber security risk. The Audit Committee monitors and reviews applicable enterprise risks identified as part of the Company’s enterprise risk management program, including the Company’s risk assessment and management policies, the Company’s major financial risk exposure and cyber and information security exposure and the steps taken by management to monitor and mitigate such exposure. The Audit Committee receives regular updates specific to the Company’s cyber security program and IT security risk, including descriptions of mitigation and incident response plans and overviews of awareness and training programs. The full Board receives periodic updates from the Audit Committee Chair on cyber security and IT security risk and mitigation strategies and also receives periodic updates directly from the Chief Information and Digital Officer and Chief Information Security Officer.

The Compensation and Human Capital Committee oversees the risks relating to the Company’s compensation policies and practices, management development, talent strategy, including diversity, equity and inclusion and leadership succession. The Compensation and Human Capital Committee annually reviews with management the design and operation of the Company’s incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. In advance of such review, the Company identifies internal and external factors that comprise the Company’s primary business risks, and management compiles an inventory of incentive compensation arrangements, which are then summarized for the Compensation and Human Capital Committee and reviewed for the purpose of identifying any aspects of such programs that might encourage behaviors that could exacerbate the identified business risks. In conducting this assessment for 2023, the Compensation and Human Capital Committee considered the performance objectives and target levels used in connection with these incentive awards and also the features of the Company’s compensation program that are designed to mitigate compensation-related risk. Based on such assessment, the Compensation and Human Capital Committee concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.
The Nominating and ESG Committee oversees the risks relating to the Company's environmental policies and initiatives, corporate social responsibility efforts, corporate governance practices, director succession planning, board and committee composition, and related person transactions.
Code of Conduct and Ethics
The Board of Directors has adopted a Code of Conduct for Employees, Contract and/or Temporary Workers, and Directors and a Code of Conduct for Senior Financial Officers, both of which are available on the Company’s website at www.genpt.com. These Codes of Conduct comply with NYSE and Securities and Exchange Commission (the “SEC”) requirements, including procedures for the confidential, anonymous submission by employees or others of any complaints or concerns about the Company or its accounting, internal accounting controls or auditing matters. The Company will post
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Table of Contents	Corporate Governance
any amendments to or waivers from the Code of Conduct (to the extent applicable to the Company’s executive officers and directors) on its website.
Supply Chain Responsibility and Human Rights
To help ensure the products we distribute are manufactured and delivered with high ethical standards, our Supplier Code of Conduct and our Human Rights Policy focus on responsible sourcing throughout our supply chain. Our supplier expectations and human rights policy include the Company's commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are applicable to all Company teammates and are approved and monitored by the Company's executive leadership. For more information on our commitment to uphold Human Rights everywhere we do business, we invite you to view our Human Rights policy at: www.genpt.com.
Anti-Hedging and Anti-Pledging Policies
Pursuant to our Insider Trading Policy, our directors, officers and employees are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds. Additionally, our directors and executive officers are prohibited from pledging Company stock as collateral for a loan.
Environmental & Social Responsibility
The Company is committed to operating all aspects of its business with integrity, contributing to our local communities in a multitude of meaningful ways, promoting a culture of diversity, equity and inclusion, and using our natural resources thoughtfully and responsibly. These and other sustainability matters are core to how we run our business and align closely with our corporate values. The Nominating and ESG Committee has primary oversight responsibility for all sustainability initiatives of the Company. This oversight includes receiving regular reports from management on sustainability strategy and initiatives as well as feedback from engagements with shareholders and stakeholders on various sustainability-related topics. As appropriate, the full Board receives reports on our sustainability initiatives, including a discussion of our sustainability communications and disclosures as well as regular updates on our sustainability progress.
Our Sustainability Report, published in October 2023, can be found on the investor page of our website, www.genpt.com, and describes key corporate social responsibility and sustainability topics relevant to the Company, our initiatives related to those topics, and our progress with respect to those initiatives. Our Sustainability Report specifically addresses progress in measuring our global carbon footprint and outlining our plan to reduce our carbon emissions, as well as sharing our continued progress with respect to diversity, equity, and inclusion. We also continued to incorporate disclosures in accordance with the Task Force on Climate-Related Financial Disclosures framework and the Sustainability Accounting Standards Board framework into our Sustainability Report. We invite you to review our 2023 Sustainability Report on www.genpt.com.

Highlights from the 2023 Sustainability Report include:

Caring for Our Planet
•Calculated global scope 1 & 2 footprint for the second year and compared results with prior year
•Continued to develop plans for greenhouse gas (GHG) reduction programs across the globe
•Launched additional energy efficiency and electric vehicle (EV) pilot programs
•Improved renewable energy procurement for business operations

Investing in Social Good
•Created and launched three additional Business Resource Groups (BRGs) to support teammates
•Analyzed results from our 2022 employee engagement survey and implemented improvements based on results
•Provided financial support through our giving programs to nonprofits in the U.S. and around the globe
•Supported education with several scholarship funds awarded

Ensuring Good Governance
•Continued incorporating environmental and diversity, equity and inclusion (DEI) metric into governance systems
•Continued to build out internal systems and governance for climate risk assessment and reporting

Stakeholder Engagement
Our stakeholders consist of many individuals and groups across our value chain and beyond who are affected by our activities. We actively engage with internal and external stakeholders through a variety of channels to help us achieve our goal to be a world-class service organization. We strongly believe that the continued success of our sustainability
2024 Proxy Statement 16

Table of Contents	Corporate Governance
programs requires being responsive to the feedback from our employees, investors, suppliers, partners, communities and customers.
We approach stakeholder engagement as an integrated, year-round process. We actively solicit stakeholder feedback on all aspects of our business and incorporate stakeholder perspectives into our discussions and decision-making.
Stakeholder Engagement Program

In 2023, we reached out to our top 25 shareholders to get their input on our sustainability and corporate governance disclosures and initiatives. Our discussions during this engagement program in the areas of corporate governance, executive compensation, and environmental and social responsibility practices have been an important part of our Board discussions and have influenced many decisions in these areas. We plan to continue our engagement program to better understand key perspectives and opportunities of focus in the ESG areas.
Board Attendance
The Company’s Corporate Governance Guidelines provide that all directors are expected to attend all meetings of the Board and the Board Committees on which they serve and are also expected to attend the Annual Meeting of Shareholders. During 2023, the Board of Directors held 4 meetings, all of which were attended by our directors, except one director missed one meeting. All committee members attended all of the committee meetings on which they served, except two committee members each missed one committee meeting. All of the Company’s directors attended the Company’s 2023 Annual Meeting.
2024 Proxy Statement 17

Table of Contents	Corporate Governance
Board Committees
The Board has four standing Committees. Information regarding the functions of the Board’s Committees, their current membership and the number of meetings held by each Committee during 2023 is set forth below:

Director	Nominating and ESG	Compensation and Human Capital	Audit *	Executive
Elizabeth W. Camp			Member
Richard Cox, Jr.			Member
Paul D. Donahue				Chair
Gary P. Fayard			Member
P. Russell Hardin	Chair
John R. Holder		Member
Donna W. Hyland		Chair
John D. Johns (Lead Independent Director)		Member		Member
Jean-Jacques Lafont
Robert C. “Robin” Loudermilk, Jr.	Member
Wendy B. Needham			Chair	Member
Juliette W. Pryor	Member
Darren Rebelez	Member
E. Jenner Wood III		Member
TOTAL MEETINGS HELD IN 2023	4	4	6	0
*If elected to the Board of Directors at the 2024 Annual Meeting of Shareholders, Mr. Charles K. Stevens, III will be appointed a member of the Audit Committee.
Audit Committee.    The Audit Committee’s main role is to assist the Board of Directors with oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. As part of its duties, the Audit Committee assists in the oversight of (a) management’s assessment of and reporting on the effectiveness of internal control over financial reporting, (b) the independent auditor’s integrated audit, which includes expressing an opinion on the conformity of the Company’s audited financial statements with United States generally accepted accounting principles, (c) the independent auditor’s audit of the Company’s internal control over financial reporting, which includes expressing an opinion on the effectiveness of the Company’s internal control over financial reporting, (d) the Company’s risk assessment and risk management, and (e) the Company’s cyber security program. (See also “Board Oversight of Risk” above.) The Audit Committee oversees the Company’s accounting and financial reporting processes and has the authority and responsibility for the appointment, retention and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors. The Audit Committee annually reviews and approves the firm to be engaged as independent auditors for the Company for the next fiscal year, reviews with the independent auditors the plan and results of the audit engagement, reviews the scope and results of the Company’s procedures for internal auditing and monitors the design and maintenance of the Company’s internal accounting controls. Additionally, as noted above, the Audit Committee oversees the Company’s cyber security program and receives regular updates from the Chief Information and Digital Officer and the Chief Information Security Officer on cyber risk and mitigation initiatives including incident response plans and preparedness, reviews of simulations and table top exercises, disaster recovery and business continuity, and cyber awareness and training. The Committee also receives regular updates on the status of the Company's cyber security insurance as well as cyber security program maturity, peer analyses and audit results by external auditors that evaluate the Company's program using the National Institute of Standards and Technology ("NIST") cyber security framework. The Audit Committee Report appears later in this proxy statement. The charter of the Audit Committee is available on the Company’s website at www.genpt.com.
The members of the Audit Committee during 2023 were Wendy Needham (Chair), Elizabeth Camp, Richard Cox, and Gary Fayard. All members of the Audit Committee are independent of the Company and management, as required by the NYSE listing standards and SEC requirements. The Board has determined that all members of the Audit Committee meet the financial literacy requirements of the NYSE corporate governance listing standards. During 2023, the Audit Committee held six meetings. The Board of Directors has determined that Ms. Camp, Mr. Fayard, and Ms. Needham meet the requirements adopted by the SEC for qualification as an “audit committee financial expert.” If elected to the Board of
Directors at the 2024 Annual Meeting of Shareholders, Mr. Charles K. Stevens, III will be appointed a member of
2024 Proxy Statement 18

Table of Contents	Corporate Governance
the Audit Committee. The Board of Directors has determined that Mr. Stevens meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.”
Compensation and Human Capital Committee.    The Compensation and Human Capital Committee is responsible for (1) determining and evaluating the compensation of the Chief Executive Officer and other executive officers and key employees and approving and monitoring our executive compensation plans, policies, and programs, (2) developing and advising on succession planning for key executive roles within the Company, including the CEO role, and (3) oversight of the Company's corporate culture, talent management, and diversity, equity and inclusion initiatives. The Committee also periodically reviews and evaluates the risk involved in the Company’s compensation policies and practices and the relationship of such policies and practices to the Company’s overall risk and management of that risk. The current members of the Compensation and Human Capital Committee are Donna Hyland (Chair), John Johns, John Holder, and Jenner Wood. The charter of the Compensation and Human Capital Committee is available on the Company’s website at www.genpt.com.
For 2023, the Committee retained an independent compensation consultant, Meridian Compensation Partners, LLC, to assist it in its review of executive compensation practices, including the competitiveness of pay levels, design issues, market trends and technical considerations. During the year, Meridian assisted the Committee with the development of competitive market data for executives and a related assessment of the Company’s executive compensation levels, a risk assessment of the Company’s incentive compensation, and also provided legislative and regulatory updates and guidance regarding reporting of executive compensation under the SEC’s proxy disclosure rules. Our Chief Executive Officer, with input from our President, Executive Vice President and Chief Financial Officer, Executive Vice President and Chief Human Resources Officer, and Meridian, recommended to the Committee base salary, target bonus levels, actual bonus payouts and long-term incentive grants for our senior executives that were backed by market data and were aligned with the Company's talent and business strategies. The Committee considered, discussed, modified as appropriate, and took action on such proposals. The Committee has agreed that Meridian will play a similar role for 2024.
The Compensation and Human Capital Committee annually considers whether the work of any compensation consultant raised any conflict of interest. For 2023, the Committee considered various factors, including the six factors mandated by SEC rules, and determined that with respect to executive and director compensation-related matters, no conflict of interest was raised by the work of Meridian. The Committee also considers the six independence factors mandated by SEC rules before engaging any other compensation advisers.
Nominating and ESG Committee. The Nominating and ESG Committee is responsible for (1) identifying and evaluating potential director nominees for election to the Board and recommending candidates for consideration by the Board and shareholders, (2) developing and recommending to the Board a set of Corporate Governance Guidelines, as well as periodically reevaluating those Corporate Governance Guidelines, (3) overseeing and guiding the strategy of the Company's sustainability and governance initiatives, (4) overseeing the evaluation of the Board of Directors. The current members of the Nominating and ESG Committee are Russ Hardin (Chair) Robin Loudermilk, Juliette Pryor, and Darren Rebelez. The charter of the Nominating and ESG Committee is available on the Company’s website at www.genpt.com.
Executive Committee.    The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors on all matters that may arise between regular meetings of the Board upon which the Board of Directors would be authorized to act. The current members of the Executive Committee are Paul Donahue (Chair), John Johns and Wendy Needham. During 2023, the Executive Committee held zero meetings.

2024 Proxy Statement 19

Table of Contents	Security Ownership of Certain Beneficial Owners
Security Ownership of Certain Beneficial Owners
The following table sets forth information as of February 21, 2024, as to all persons or groups known to the Company to be beneficial owners of more than five percent of the outstanding common stock of the Company.

Title of Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Common Stock, $1.00 par value	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	17,549,163(1)	12.6%
Common Stock, $1.00 par value	Blackrock, Inc. 55 East 52nd Street New York, NY 10055	10,598,412(2)	7.6%
Common Stock, $1.00 par value	State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	7,974,228(3)	5.7%
(1)    This information is based upon information included in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group. The Vanguard Group reports shared voting power with respect to 178,678 shares, sole dispositive power with respect to 16,931,912 shares and shared dispositive power with respect to 617,251 shares.
(2)    This information is based upon information included in a Schedule 13G/A filed on January 26, 2024 by Blackrock, Inc. Blackrock, Inc. reports sole voting power with respect to 9,423,649 shares and sole dispositive power with respect to all 10,598,412 shares. According to the filing, the reported shares are held by Blackrock, Inc. through subsidiaries.
(3)    This information is based upon information included in a Schedule 13G filed on January 29, 2024 by State Street Corporation. State Street Corporation reports shared voting power with respect to 5,518,881 and shared dispositive power with respect to 7,969,652 shares. According to the filing, the reported shares are held by State Street Corporation through subsidiaries.

2024 Proxy Statement 20

Table of Contents	Security Ownership of Management
Security Ownership of Management
Based on information provided to the Company by the named persons, set forth in the table below is information regarding the beneficial ownership of common stock of the Company held by the Company’s directors and director nominees, the named executive officers (as defined in “Executive Compensation” below) and all directors, director nominees and executive officers of the Company as a group as of February 21, 2024:

Director/Nominee/Executive Officer	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Outstanding
Randall P. Breaux	16,063 (2)	*
Elizabeth W. Camp	14,430 (3)	*
Richard Cox, Jr.	10,121 (4)	*
Paul D. Donahue	148,856 (5)	*
Gary P. Fayard	26,746 (6)	*
P. Russell Hardin	16,474 (7)	*
Kevin E. Herron	22,098 (8)	*
John R. Holder	42,900 (9)	*
Donna W. Hyland	21,514 (10)	*
John D. Johns	59,351 (11)	*
Jean-Jacques Lafont	14,457 (12)	*
Robin C. Loudermilk	54,248 (13)	*
Bert Nappier	26,114 (14)	*
Wendy B. Needham	26,552 (15)	*
James R. Neill	12,791 (16)	*
Juliette W. Pryor	6,278 (17)	*
Darren Rebelez	801	*
William P. Stengel	10,736 (18)	*
Charles K. Stevens III	—	*
E. Jenner Wood	19,780 (19)	*
Directors, Nominees, and Executive Officers as a Group (19 persons)	513,759 (20)	*
*    Less than 1%
(1)    Information relating to the beneficial ownership of Common Stock by directors and executive officers is based upon information furnished by each such individual using “beneficial ownership” concepts set forth in rules promulgated by the SEC. Except as indicated in other footnotes to this table, directors and executive officers possessed sole voting and investment power with respect to all shares set forth by their names. The table includes, in some instances, shares in which members of a director’s or executive officer’s immediate family or trusts or foundations established by them have a beneficial interest and as to which the director or executive officer disclaims beneficial ownership.
(2)    Does not include 6,701 unvested restricted stock units and 19,555 unvested performance restricted stock units.
(3)    Includes 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement.
(4)    Includes 6,869 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 3,252 shares of Common Stock equivalents held in Mr. Cox’s stock account under the Directors’ Deferred Compensation Plan.
(5)    Includes 19,730 shares subject to stock appreciation rights that are currently exercisable and 82,951 shares held in a family trust. Does not include 31,029 unvested restricted stock units and 111,119 unvested performance restricted stock units.
(6)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 8,943 shares of Common Stock equivalents held in Mr. Fayard’s stock account under the Directors’ Deferred Compensation Plan.
(7)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 5,897 shares of Common Stock equivalents held in Mr. Hardin’s stock account under the Directors’ Deferred Compensation Plan.
(8)    Does not include 1,648 unvested restricted stock units and 10,349 unvested performance restricted stock units.
(9)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 10,538 shares of Common Stock equivalents held in Mr. Holder’s stock account under the Directors’ Deferred Compensation Plan.
2024 Proxy Statement 21

Table of Contents	Security Ownership of Management
(10)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 7,584 shares of Common Stock equivalents held in Ms. Hyland’s stock account under the Directors’ Deferred Compensation Plan.
(11)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, (ii) 31,070 shares of Common Stock equivalents held in Mr. Johns’ stock account under the Directors’ Deferred Compensation Plan, and (iii) 3,117 shares owned by Mr. Johns’ spouse, as to which Mr. Johns disclaims beneficial ownership.
(12)    Includes 4,141 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement.
(13)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 13,734 shares of Common Stock equivalents held in Mr. Loudermilk’s stock account under the Directors’ Deferred Compensation Plan.
(14)    Does not include 14,453 unvested restricted stock units and 18,266 unvested performance restricted stock units.
(15)    Includes (i) 9,942 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement.
(16)    Does not include 4,711 unvested restricted stock units and 14,944 unvested performance restricted stock units.
(17)    Includes (i) 4,141 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, and (ii) 2,137 shares of Common Stock equivalents held in Ms. Pryor's stock account under the Directors’ Deferred Compensation Plan.
(18)    Does not include 11,255 unvested restricted stock units and 39,323 unvested performance restricted stock units.
(19)    Includes (i) 8,905 restricted stock units that each represent a right to receive one share of Common Stock on the vesting date, subject to earlier settlement in certain events, including a termination of service as a director by reason of retirement, (ii) 2,571 shares of Common Stock equivalents held in Mr. Wood’s stock account under the Directors’ Deferred Compensation Plan, and (iii) 100 shares held in trust for one of Mr. Wood’s children to which Mr. Wood disclaims beneficial ownership.
(20)    Includes (i) 19,730 shares or rights issuable to certain executive officers upon the exercise of stock appreciation rights, and (ii) 85,726 shares held as Common Stock equivalents in directors’ stock accounts under the Directors’ Deferred Compensation Plan.

2024 Proxy Statement 22

Table of Contents	Compensation Discussion and Analysis
Executive Compensation
Compensation Discussion and Analysis
In this section, an overview and analysis is provided of our executive compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading “Additional Information Regarding Executive Compensation” you will find a series of tables containing specific information about the compensation earned or paid in 2023 to the following individuals, who are referred to as our "named executive officers" or "NEOs":

Paul D. Donahue, Chairman & Chief Executive Officer	William P. Stengel, President & Chief Operating Officer	Bert Nappier, Executive Vice President & Chief Financial Officer

Randall P. Breaux, GPC Group President, North America	Kevin E. Herron, Retired President, U.S. Automotive Group	James R. Neill, Executive Vice President & Chief Human Resources Officer
On May 23, 2023, we announced that Mr. Herron would retire as President, U.S. Automotive Group, effective as of July 1, 2023, and remain an employee of the Company through December 31, 2023 in order to assist in an orderly transition. In connection with Mr. Herron's retirement, Mr. Breaux was promoted to the newly-created role of GPC Group President, North America, also effective as of July 1, 2023.
The discussion below is intended to explain the information provided in the detailed compensation tables at the end of this section in order to put that information into context within the Company’s overall compensation program.
2023 In Brief
During 2023, the Compensation and Human Capital Committee (the "Committee") took actions consistent with our pay-for-performance program in order for actual compensation earned by executives to reflect the performance of the Company. Highlights of our performance for 2023 are as follows:
•    Trade sales of $24.4 billion, up 4.5% from prior year, and 99% of our annual incentive target.
•Adjusted EBITDA of $2.2 billion which was 101% of our annual incentive target.
•The working capital goal for 2023 was not achieved.
•While one-year total shareholder return in 2023 was down 20.2%, our annualized three and five-year returns were 13.2% and 10.1%, respectively, in-line with the Company's long-term target of 10-13%.
•In January 2022, the company made a strategic investment in its Industrial business with the acquisition of Kaman Distribution Group ("KDG"). The addition of KDG to our business created opportunities for accelerated long-term growth, profitability and cash flow. Since the acquisition closed in January 2022, the company has realized over $70 million in synergies through strategic integration efforts, a full year ahead of our target of $50 million in synergies over a three year period.
Annual Incentive Plan Payouts
As a result of the above and other performance results, 2023 annual incentive payouts were below target.
•    Payouts of 2023 annual incentive awards for Messrs. Donahue, Stengel, Nappier, and Neill were 94% of the total target amount, based on the Company’s 2023 Adjusted EBITDA of $2,157,346,000 or 101% of the target amount, trade sales of $24,427,609,000 or 99% of the target amount and the working capital goal was not met.
2024 Proxy Statement 23

Table of Contents	Compensation Discussion and Analysis
•    Payout of Mr. Breaux's 2023 annual incentive award was prorated to reflect the time in each role he held in 2023. For January through June, as President, Motion Industries an award was earned based on the Industrial Parts Group's Adjusted EBITDA of 1,066,771,000 or 111% of the target amount, trade sales of $8,222,562,000 or 100% of the target amount and full year working capital exceeded the target amount. As GPC Group President, North America an award was earned based on the July through December consolidated results of the U.S. Automotive Group, Motion Industries and UAP with an Adjusted EBITDA of 1,827,559,000 or 99% of the target amount, trade sales of $18,560,949,000 or 97% of the target amount and full year working capital goal which was not met.
•Payout of Mr. Herron's 2023 annual incentive award was 47% of the total target amount. This award was earned based on the U.S. Automotive Group's Adjusted EBITDA of $614,170 or 83% of the target amount, trade sales of $8,881,788,000 or 94% of the target amount and the working capital goal was not met.
2023 Pay Opportunities
In early 2023, the Committee evaluated the base salaries and target compensation opportunities of the executive officers as a group relative to the size-adjusted 50th percentile of market data. Based on this review, the Committee approved base salary increases up to 3%. Effective July 1, 2023, to recognize his new role as GPC Group President, North America, Mr. Breaux received an additional base salary adjustment of 13% along with an increase in annual bonus target. As further described below, increases in base salaries and target pay opportunities for certain other named executive officers included base salary increases of up to 3% and adjustments to short-term and long-term incentive opportunities that resulted in total target pay increases up to 3%.
Long-term incentive awards were granted to our executive officers in the form of Performance Restricted Stock Units("PRSUs") and Restricted Stock Units ("RSUs").
•In 2023, the Committee updated the design of PRSUs to add an additional metric and change the performance period from one year to three years. Payouts for PRSUs granted in 2023 are dependent on achievement of a cumulative three-year Adjusted EBITDA target and a three-year average Return on Invested Capital (ROIC) target and have a three-year cliff vesting period.
•RSUs vest annually over a three-year period, with one third of RSUs vesting on each anniversary of the grant date.
Best Practices
Our compensation programs are designed to reflect a “best practices” approach to pay and governance:
•    We have no employment contracts or guaranteed severance arrangements with named executive officers other than our “double-trigger” change in control agreements.
•    Our long-term incentives have meaningful vesting requirements, with RSUs vesting annually over a three-year period and PRSUs vesting based on achievement of performance goals over a three-year performance period.
•    Our change-in-control agreements with the named executive officers do not provide for any excise tax gross ups.
•    Grants of long-term incentives are subject to “double-trigger” vesting upon a change in control.
•    We evaluate the competitiveness of target pay opportunities for base salary, target bonus and long-term incentives as a group relative to the size-adjusted 50th percentile of the market data.
•    A high percentage of our CEO and NEO's compensation is performance-based and/or tied to stock price.
•    Meaningful stock ownership guidelines that align our executive officers' long-term interests with those of our shareholders.
•    An ability to clawback incentive-based awards under the Company's clawback policy.
•    We have no tax gross-ups for perquisites or benefits other than relocation.
•    We have never re-priced long term incentive awards.
•    We pay dividend equivalents on performance-based restricted stock units only to the extent such units are earned through performance.
•    We have instituted anti-hedging and anti-pledging policies.
Consideration of Last Year’s Advisory Shareholder Vote on Executive Compensation
At the 2023 Annual Meeting of Shareholders, approximately 92% of the shares present and entitled to vote were cast in support of the compensation of the Company’s named executive officers.

2024 Proxy Statement 24

Table of Contents	Compensation Discussion and Analysis
The Board and the Committee considered the strong shareholder support of the compensation paid to our named executive officers evidenced by the results of this advisory vote, and anticipate maintaining the core structure of our executive compensation program for 2024. In response to shareholder feedback, as noted above, the Committee approved changes to our PRSU design for 2023 awards, transitioning from a one-year performance period tied to Adjusted EBITDA to a three-year performance period tied to both Adjusted EBITDA and Return on Invested Capital to further align our executive compensation program with the Company's long-term performance. Future advisory votes on executive compensation will continue to serve as an important tool to guide the Board and the Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its shareholders.
Compensation Philosophy and Objectives
Our overall goal in compensating executive officers is to attract, retain and motivate key executives of superior ability who are critical to our future success. We believe that short-term and long-term incentive compensation opportunities provided to executive officers should be directly aligned with our performance, and our compensation is structured to ensure that a significant portion of executives’ compensation opportunities is directly related to achievement of financial and operational goals and other factors that increase shareholder value.
Our compensation decisions with respect to executive officer salaries, short-term and long-term incentive compensation opportunities are influenced by (a) the executive’s level of responsibility and function within the Company, (b) the overall performance and profitability of the Company, (c) our assessment of the competitive marketplace, including other peer companies, and (d) the economic environment. Our philosophy is to focus on total direct compensation opportunities through a mix of base salary, annual cash bonus and long-term incentives, including stock-based awards.
We also believe that the best way to directly align the interests of our executives with the interests of our shareholders is to make sure that our executives acquire and retain a significant level of stock ownership throughout their tenure with the Company. Our compensation program pursues this objective in two ways: through our equity-based long-term incentive awards and our stock ownership guidelines for our senior executives, as described in more detail below.
2023 Variable versus Fixed Compensation:
The following charts show the allocation of the CEO and other NEOs base salary and short-term and long-term incentive compensation opportunities between fixed and performance-based compensation (at the target levels).
2024 Proxy Statement 25

Table of Contents	Compensation Discussion and Analysis
2023 Short-Term versus Long-Term Incentive Compensation:
The following table shows the allocation between each NEO's target short-term and long-term incentive compensation opportunities (each at the target level) as a percentage of each NEO's base salary.

Name	Short-Term Incentive Opportunity	Long-Term Incentive Opportunity
Donahue	145%	522%
Stengel	100%	317%
Nappier	85%	273%
Herron	85%	186%
Breaux	100%(1)	257%
Neill	75%	211%
(1) Mr. Breaux's short-term incentive opportunity was 85%, prorated for the time in his role as President of Motion from January through June and 100%, prorated for his role as GPC Group President, North America, from July through December.
Overview of Executive Compensation Components
The Company’s executive compensation program consists of several compensation elements, as described in the table below.

Pay Element	What the Pay Element is Designed to Reward	Objective of the Pay Element	Why We Choose to Pay Each Element
Base Salary	Core competence in the executive role relative to skills, experience and contributions to the Company	Provide fixed compensation based on competitive market practice	Provide a standard element of competitive market pay
Annual Cash Incentive	Contributions toward the Company’s achievement of specified Adjusted EBITDA, trade sales and working capital goals	Provide annual performance-based cash based on meeting critical annual goals that lead to our long-term success	Motivate achievement of critical annual performance goals
Long-Term Incentives
Performance Restricted Stock Units (PRSUs):
•  Adjusted EBITDA and ROIC performance determine the number of PRSUs that are earned
•  Focus on the Company’s stock price performance
•  Continued employment with the Company during the three-year performance and vesting period
Restricted Stock Units (RSUs):
•  Focus on the Company’s stock price performance
•  Continued employment with the Company during a three- year graded vesting period

The combination of RSUs and PRSUs provides a blended long-term focus on:

•  Sustained stock price performance

•  Achievement of Adjusted EBITDA and ROIC targets

•  Executive ownership of our stock

•  Executive retention in a challenging business environment and competitive labor market
Align executives’ interests with those of shareholders and enhance their retention
Retirement Benefits Plans are described in detail later in this proxy statement under the heading “Additional Information Regarding Executive Compensation”
Executives are eligible to participate in employee benefit plans available to all employees as well as:

•   Tax Deferred Savings Plan: Rewards saving for retirement

•   Supplemental Retirement Plan (SRP): Provides executive retirement benefits and rewards executives for continued employment

•  Tax Deferred Savings Plan: Provide a voluntary tax-deferred retirement savings vehicle for our executive officers

•  SRP: Provide additional non-qualified retirement benefits for our executive officers based on a formula rewarding tenure with the Company
Provide an opportunity for executives to receive additional non-qualified retirement benefits without the impact of limitations on compensation and contributions applicable to qualified retirement plans under the IRS Code
2024 Proxy Statement 26

Table of Contents	Compensation Discussion and Analysis

Pay Element	What the Pay Element is Designed to Reward	Objective of the Pay Element	Why We Choose to Pay Each Element
Welfare Benefits
•   Executives participate in medical, health, life insurance and disability plans generally available to our employees

•   Continuation of welfare benefits may occur as part of severance upon certain terminations of employment
		Provide health and welfare benefits to our employees that are competitive within the marketplace	These benefits are part of our broad-based total rewards program
Additional Benefits and Perquisites	• CEO: Corporate aircraft usage for business and personal travel • CEO: Selected club membership Neither item has a tax reimbursement provision	Corporate aircraft use: Accommodate health, security, availability and efficiency concerns Club membership: Facilitate the CEO’s role as a Company representative in the community
Change in Control and Termination Benefits	Continued employment in the event of an actual or threatened change in control. Provides severance benefits if an officer’s employment is terminated within two years after a change in control. No excise tax gross-ups are provided	Retain executives and provide continuity of management in the event of an actual or threatened change in control	Maintain a stable executive organization in the face of the uncertainty of an actual or threatened change in control
The use of these programs enables us to reinforce our pay for performance philosophy, as well as strengthen our ability to attract and retain highly qualified executives. We believe that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value and encourages executive recruitment and retention.
Non-GAAP Measures
We refer to adjusted EBITDA and return on invested capital (“ROIC”), which are non-GAAP financial measures, throughout this proxy statement because payouts under our annual incentive plan and long-term equity based incentives are based on achievement of performance goals related to these key financial metrics.
Adjusted EBITDA represents our net income before interest expense, net, income taxes and depreciation and amortization, adjusted to eliminate gain on sales of real estate, gain on insurance proceeds, product liability adjustment, and transaction and other costs. Adjusted EBITDA is an important measure used by management and our investors to assess our ongoing operating performance by removing items management believes are not representative of our operations and may distort our longer-term operating trends.
We calculate ROIC by dividing adjusted net operating profit after tax (“Adjusted NOPAT”) by our average invested capital. Adjusted NOPAT is calculated by excluding net interest expense and certain items that are infrequent or not associated with our core operations. Average invested capital is calculated as the sum of (i) the average of our trade accounts receivable, net, excluding the impact of our accounts receivable sales agreement, (ii) the average merchandise inventories, net and (iii) the average property, plant and equipment, net; minus the average trade accounts payable. Averages are calculated for ROIC by adding the sum of invested capital for the last two years and dividing by two. ROIC is an important measure used by management and our investors to evaluate our investment returns on capital and measure how effectively we are deploying our assets.
We do not, nor do we suggest investors should, consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.
2023 Compensation
Pay Philosophy and Competitive Standing
In general, we evaluate the competitiveness of compensation for our named executive officers relative to the size-adjusted 50th percentile of market data.
We also design our incentive plans to result in payouts that are commensurate with the Company’s performance for that year or period by establishing challenging, yet achievable, performance targets.
For 2023, with the assistance of the Committee’s compensation consultant, Meridian, we reviewed and analyzed competitive market data to be used as background for 2023 pay decisions and to obtain a general understanding of
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Table of Contents	Compensation Discussion and Analysis
current compensation practices. This data was referenced when targeting the positioning for compensation discussed above. Data sources included public company proxy statements as well as external compensation surveys.
We compared compensation opportunities for our named executive officers with pay opportunities available to executive officers in comparable positions at similar companies (our “Comparison Group”). For 2023, the Comparison Group included companies from industry segments in which we compete: automotive parts, industrial parts, and specialty retail. The Comparison Group companies used in 2023 are shown below. While the companies are either larger or smaller than us, Meridian used various statistical techniques to size-adjust the data to our revenue size. The list of companies below is reevaluated annually to take into account changes in our own operations, our size and our industry. In late 2022 Meridian performed an in-depth review of our Comparison Group, including a review of the industries included and the revenues and margins of potential companies. Following this review, there were five changes to the Comparison Group for 2023. Sysco Corporation was removed due to its revenue relative to the Company and Tenneco Inc. was removed after it was acquired and taken private in 2022. Performance Food Group, Penske Automotive and Univar Solutions were added to the Comparison Group.

Adient plc	Henry Schein, Inc.
Advance Auto Parts, Inc.	Lear Corporation
Applied Industrial Technologies, Inc.	LKQ Corporation
Arrow Electronics, Inc.	MSC Industrial Direct Co., Inc.
AutoNation, Inc.	O'Reilly Automotive, Inc.
AutoZone, Inc.	Parker-Hannifin Corporation
Avent, Inc.	Performance Food Group
CarMax, Inc.	Penske Automotive
CDW Corporation	Univar Solutions
Cummins Inc.	US Foods Holding Corp.
Dollar General Corporation	WESCO International
Dollar Tree, Inc.	W.W. Grainger, Inc.
Fastenal Company
2023 Base Salary
Our base salary levels reflect a combination of factors, including the pay posture discussed above, the executive’s experience and tenure, our overall annual budget for both pay increases and pre-tax profit, the executive’s individual performance and changes in responsibility. We review salary levels annually to recognize these factors. Messrs. Donahue and Stengel declined base salary increases for 2023.
The following table provides the aggregate base pay increases during 2023:

Executive	2023 Base Salary Increase
Donahue	0.0%
Stengel	0.0%
Nappier	3.0%
Breaux	16.7%(1)
Herron	3.0%
Neill	3.0%
(1) Mr. Breaux's base salary was increased effective April 1, 2023 and then again, effective July 1, 2023 in connection with his promotion to Group President - North America. The figure above reflects the total base salary increase Mr. Breaux received during 2023.
2023 Annual Incentive Plan
Our annual incentive plan (the “Annual Incentive Plan”) provides our executive officers with an opportunity to earn annual cash bonuses based on our achievement of certain pre-established performance goals. The Committee sets target bonus opportunities for each named executive officer to be earned based on achievement of such goals. Similar to the process for setting base salaries, we consider a combination of factors in establishing the annual target bonus opportunities for our named executive officers. Target bonus opportunities for 2023 were set as a percentage of each named executive officer’s base salary, as follows: Mr. Donahue, 145%; Mr. Stengel, 100%; Mr. Nappier, 85%; Mr. Breaux, 85% (prorated for the time
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Table of Contents	Compensation Discussion and Analysis
in his role as President of Motion) and 100% (prorated for the time in his role as GPC Group President, North America); Mr. Herron, 85%; and Mr. Neill, 75%.
For 2023, our performance metrics were Adjusted EBITDA, trade sales and working capital goals for all named executive officers. We set the performance goals for 2023 bonus opportunities at levels that are intended to be challenging yet achievable, and reflect better than average growth within our competitive industry.
Performance criteria and relative weights for 2023 are shown below for each executive. The goals for each executive are intended to have a strong correlation with shareholder value. Goals for Corporate, Automotive, and Industrial Parts are each set based upon (i) prior year performance by store, branch, and/or distribution center; (ii) the overall economic outlook of the region served by a particular store, branch, and/or distribution center; and (iii) specific market conditions.

Performance Goal	2023 Weight of Goal by Executive
	Donahue Stengel Nappier Neill (1)	Breaux (2)	Herron (3)
Adjusted EBITDA	70%	50%	50%
Sales	20%	40%	40%
Working capital improvement	10%	10%	10%
Total	100%	100%	100%
(1)    For Messrs. Donahue, Stengel, Nappier and Neill, the performance goals related to the Company's overall performance.
(2)    For Mr. Breaux, from January through June, the performance goals related to the Industrial Parts Group, which consists of Motion Industries, Inc., a wholly owned subsidiary of the Company, and, from July through December, the performance goals related to North America.
(3)    For Mr. Herron, the performance goals related to the U.S. Automotive Group.
The ranges of bonus payout possibilities for the various Adjusted EBITDA and sales goals are shown below. Straight-line interpolation is used between data points. The 2023 Corporate Adjusted EBITDA goal was $2,141,351,000 and the Corporate trade sales goal was $24,630,629,000.

Adjusted EBITDA (Corporate, North America, U.S. Automotive Group, or Industrial Parts) as a % of Performance Goal	% of Target Bonus Earned	Sales (Corporate, North America, U.S. Automotive Group or Industrial Parts) as a % of Performance Goal	% of Target Bonus Earned
Below 75%	—%	Below 92%	—%
75%	45%	92%	20%
100%	100%	100%	100%
110% or above	200%	105% or above	200%
Each of the named executive officers was also provided a bonus opportunity based on attainment of a working capital goal. Bonus opportunity for working capital goals was from 50% of target to 150% of target based on achievement.
The 2023 Corporate Adjusted EBITDA goal was $2,141,351,000 and the Company’s actual 2023 Adjusted EBITDA was $2,157,346,000, representing 101% of the target level set for executive officer incentive bonuses. The Corporate trade sales goal was $24,630,629,000 and the Company's actual 2023 trade sales were $24,427,609,000, representing 99% of the target level set for executive officer incentive bonuses. Corporate working capital performance as measured by Cash Conversion Cycle (CCC) had a minimum threshold of 24.2 days (50% payout), a target of 23.2 days (100% payout) and a maximum of 21.2 days (150% payout). For 2023, CCC achievement was 27.0 days, compared to the target of 23.2 days set for the executive officer incentive bonuses. Based on these results, Mr. Donahue, Mr. Stengel, Mr. Nappier and Mr. Neill received bonus payments equal to 94% of their total target bonus opportunity.
As mentioned above, Mr. Breaux's 2023 program was prorated between results for Motion Industries and North America which consisted of consolidated results for U.S. Automotive Group, Motion Industries and UAP. The program for Motion Industries (prorated from January through June), produced a bonus payment equal to 153% of target. The bonus was earned based on the Industrial Parts Group's Adjusted EBITDA performance, which was 111% of target, and trade sales performance, which was 100% of target. Working capital performance for the full year as measured by CCC had a minimum threshold of 56.3 days (50% payout), a target of 55.3 days (100% payout) and a maximum of 54.3 days (150% payout). For 2023, CCC achievement was 54.3 days. The program for North America (prorated from July through December) produced a bonus payment equal to 68% of target based on North America performance. The bonus was earned based on Adjusted EBITDA performance, which was 99% of target, and trade sales performance, which was 97%
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of target based on results from July through December. Working capital performance for the full year as measured by CCC had a target of 19.1 days with achievement of 24.7 days, and resulted in no payout earned.
Mr. Herron's 2023 program produced a bonus payment equal to 47% of target based on U.S. Automotive Group's performance. The bonus was earned based on the Automotive Group's Adjusted EBITDA performance, which was 83% of target and trade sales performance, which was 94% of target. Working capital performance as measured by CCC had a minimum threshold of 29.2 days (50% payout), a target of 30.2 days (100% payout) and a maximum of 31.2 days (150% payout). For 2023, CCC achievement was 20.4 days.
When calculating the payout figures, formulas were applied strictly. The Committee did not exercise discretion to increase or decrease 2023 bonus payments for the named executive officers.
For additional information about the Annual Incentive Plan, please refer to the “Grants of Plan-Based Awards” table, which shows the threshold, target and maximum bonus amounts payable under the plan for 2023, and the Summary Compensation Table, which shows the actual amount of bonuses paid under the plan to our named executive officers for 2023.
2023 Long-Term Incentives
During 2023, the Compensation and Human Capital Committee granted long-term equity-based incentive compensation to our executive officers in the form of Performance Restricted Stock Units ("PRSUs") and Restricted Stock Units (“RSUs”). These grants align executive performance and achievement with shareholder interests.
•PRSUs represent the right to earn and receive a number of shares of our common stock in the future, based on the level of the Company’s Adjusted EBITDA and ROIC performance for the 2023-2025 period as shown in the tables below. Straight line interpolation is used to determine the actual payout percentage.

Percent of Adjusted EBITDA Goal Achieved	% of Target Award Earned
120.0% or higher	200%
100.0%	100%
80.0%	25%
Less than 80.0%	0%

Percent of ROIC Goal Achieved	% of Target Award Earned
122.22% or higher	200%
100.00%	100%
83.33%	25%
Less than 83.33%	0%
•PRSUs are subject to a three-year performance and vesting period. PRSUs granted in 2023 will be earned based on the three-year performance of Adjusted EBITDA and ROIC, and will vest on May 1, 2026, subject to continued employment. Dividends declared during the performance and vesting period are accrued and converted into additional shares of stock at the end of the vesting period based on earned PRSUs.
•RSUs represent the right to receive a number of shares of our common stock that vest one-third each year over a three-year vesting schedule. Dividends declared are accrued and converted into additional shares of stock with each of the three vesting periods. These grants align executive performance and achievement with shareholder interests.
The sizes of grants to individual named executive officers were subjectively determined by considering the following factors:
•    Competitive market data, defined by the competitive award levels summarized in the annual executive compensation study;
•    The officer’s responsibility level;
•    The officer’s specific function within the overall organizational structure;
•    The Company’s profitability, including consideration of the compensation cost associated with the awards; and
•    The number and amount of awards currently held by the executive officer (we continue to review this as part of our administration of stock ownership guidelines discussed below).
Following its review of the above factors, the Committee increased grant sizes for some executives in 2023 relative to prior years to increase competitiveness. Grants in 2023 were weighted approximately 60% PRSUs and 40% RSUs.
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Table of Contents	Compensation Discussion and Analysis
Please refer to the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End” tables and the related footnotes for additional information about long-term stock awards.
Kaman Incentive Program
As discussed in last year's CD&A, following the acquisition of Kaman Distribution Group (KDG) through our wholly-owned subsidiary, Motion Industries in January 2022, the Committee implemented a one-time Synergy Capture Incentive Program for select leaders in Motion, including Mr. Breaux. The incentives were designed to reward achievements that exceeded our internal and external commitments in connection with the acquisition and to drive enhanced shareholder value. The program provided for payouts over a 2-year period based on Adjusted EBITDA goals for Motion that required exceeding the targets established in connection with the acquisition, with payouts up to a maximum 150% of target for further out performance. For Mr. Breaux, the program provided a target award opportunity of 1.85 times his 2021 base salary. During the two-year performance period, Motion together with KDG, achieved and exceeded the Synergy Capture Incentive Program, which helped drive more than 250 basis points of Adjusted EBITDA margin expansion at Motion. Under the terms of the program, participants received an initial payout based on 2022 results equal to 50% of the maximum award and received a final payout equal to 50% of the maximum award.
Change in Control Arrangements
Severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers. Accordingly, the Company has entered into change in control agreements with each of the named executive officers. Information regarding these agreements and the benefits they provide is included in the Post Termination Payments and Benefits section of this Proxy Statement.
The Compensation and Human Capital Committee evaluates the level of severance benefits to each officer on a case-by-case basis, and in general, we consider these severance protections to be an important part of our executives’ compensation and consistent with competitive practices.
The potential occurrence of a change in control transaction would create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our senior executive officers to remain employed with the Company during an important time when their prospects for continued employment are often uncertain, we provide our executive officers with severance benefits if the executive’s employment is terminated by the Company without “cause” or by the executive for “good reason” in connection with a change in control. Because a termination by the executive for good reason may be conceptually the same as a termination by the Company without cause, and because in the context of a change in control, potential acquirers would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, it is appropriate to provide severance benefits in these circumstances.
The change in control agreements do not provide for any tax gross-ups with respect to excise taxes under Internal Revenue Code Section 4999 that may be due on such payments.
Factors Considered in Decisions to Materially Increase or Decrease Compensation
Market data intended to evaluate the competitiveness of compensation for our named executive officers relative to the size-adjusted 50th percentile, individual performance, retention needs, and internal pay equity have been the primary factors considered in decisions to adjust compensation materially. We do not target any particular weight for base salary, annual bonus and long-term incentive as a percent of total direct compensation. We tend to follow market practice in allocating between the various forms of compensation, but with greater emphasis on performance-based incentive bonus opportunities because doing so results in pay opportunity that is heavily performance-based, as shown below, and results in compensation that is directly aligned with Company performance, is market-competitive, and allows us to attract and retain competent executives.
Stock Ownership Guidelines
We have adopted stock ownership guidelines for the named executive officers identified above and for other key executives designated by the Compensation and Human Capital Committee. The ownership guidelines are reviewed at least annually by the Committee, which also has the authority to evaluate whether exceptions should be made for any executive on whom the guidelines would impose a financial hardship. The current guidelines as determined by the Committee include: (i) CEO — ownership equal to seven times prior year’s salary; (ii) Named Executive Officers — ownership equal to three times prior year’s salary; and (iii) Corporate Senior Vice Presidents and Subsidiary Presidents — ownership equal to one times the prior year’s salary.
The covered executives have a period of five years in which to satisfy the guidelines from the date of appointment to a qualifying position. Shares counted toward this requirement will be based on shares beneficially owned by such executive (as beneficial ownership is defined by the SEC’s rules and regulations) including PRSUs, but excluding unexercised
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options and measured against the average year-end stock price for the preceding three fiscal years. The guidelines also call for the covered executive to retain 50% of the net shares obtained through the exercise of options or when a restricted stock award vests for at least six months. The covered executives are encouraged to retain stock ownership per the guidelines for a period of six months following their date of retirement. As of December 31, 2023, each of our executives is currently in compliance with the requirements established in these guidelines.
Clawback Provisions
The Board has adopted a clawback policy (the "Clawback Policy") in order to comply with applicable laws and NYSE listing standards that requires the Company to clawback incentive-based compensation in the event the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the individual exceeds the amount the individual would have received based on the restated financial statements.
Role of Executive Officers in Determining Compensation
Our Chief Executive Officer recommends to the Compensation and Human Capital Committee base salary, target bonus levels, actual bonus payouts and long-term incentive grants for our senior officer group. Mr. Donahue makes these recommendations to the Committee based on input from the Company's President and COO, Executive Vice President and Chief Human Resources Officer as well as market data and analysis provided by our independent compensation consultant and qualitative judgments regarding individual performance. Mr. Donahue is not involved with any aspect of determining his own compensation.
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Table of Contents	Compensation and Human Capital Committee Report
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee during 2023 was composed of four directors who were independent of the Company and management as required by the NYSE corporate governance listing standards and by SEC rules.
The Compensation and Human Capital Committee oversees the compensation programs of the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this proxy statement.
In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Members of the Compensation and Human Capital Committee:
Donna W. Hyland (Chair)
John R. Holder
John D. Johns
E. Jenner Wood
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

2024 Proxy Statement 33

Table of Contents	Additional Information Regarding Executive Compensation
Additional Information Regarding Executive Compensation
2023 Summary Compensation Table

Name and Principal Position	Year	Salary($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Paul D. Donahue	2023	1,245,000	6,500,088	1,689,356	1,670,794	293,036	11,398,274
Chairman & Chief Executive Officer	2022	1,236,250	6,000,061	2,917,910	—	222,468	10,376,689
	2021	1,210,000	5,600,018	2,910,050	1,836,853	253,783	11,810,704
William P. Stengel	2023	788,000	2,500,047	737,412	704,286	16,500	4,746,245
President & Chief Operating Officer	2022	782,250	2,000,020	1,319,170	249,239	15,250	4,365,929
	2021	755,750	1,999,988	1,415,250	N/A	14,500	4,185,488
Bert Nappier	2023	690,000	1,900,118	552,825	N/A	16,500	3,159,443
Executive Vice President & Chief Financial Officer	2022	565,625	4,150,050	960,500	N/A	5,906	5,682,081
Randall P. Breaux	2023	654,500	1,799,959	1,289,608 (5)	2,014,228	16,500	5,774,795
GPC Group President - North America	2022	571,750	999,945	1,670,000 (6)	—	15,250	3,256,945
	2021	483,375	750,012	724,413	166,514	14,500	2,138,814
Kevin E. Herron (7)	2023	613,500	1,149,950	245,007	2,373,165	16,500	4,398,122
Retired President — U.S. Automotive Parts Group	2022	582,750	999,945	639,486	—	15,250	2,237,431
	2021	527,000	750,012	754,883	294,444	14,500	2,340,839
James R. Neill,	2023	541,323	1,149,950	382,715	1,524,919	16,500	3,615,407
Executive Vice President & Chief Human Resources Officer
(1)    Represents the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718. Grant date fair value for restricted stock units (“RSUs”) reflected in the Stock Awards column is based on the closing price of our common stock on the grant date. Grant date fair value for performance-based restricted stock units (“PRSUs”) reflected in the Stock Awards column is based on the closing price of our common stock on the grant date and the probable outcome of performance-based vesting conditions, excluding the effect of estimated forfeitures.
(2)    Reflects the value of cash incentive bonuses earned under our Annual Incentive Plan.
(3)    The present value of the Supplemental Retirement Plan Accumulated Benefit includes a load for estimated FICA tax gross-up payments by the Company of 2.35% for eligible participants (Donahue and Herron).
(4)    Amounts reflected in this column for 2023 include 401(k) matching contributions in the amount of $16,500 for each named executive officer. The amount shown for Mr. Donahue also includes his personal use of the company aircraft ($265,121) and club membership dues ($11,415). The incremental cost to the Company of the personal use of company aircraft is calculated based on the average variable operating costs to the Company. Variable operating costs include fuel costs, mileage, maintenance, crew travel expenses, catering and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of miles the Company aircraft flew to derive an average variable cost per mile. This average variable cost per mile is then multiplied by the miles flown for personal use to derive the incremental cost. The fixed costs that do not change based on usage, such as pilot salaries, the lease costs of the company aircraft, hangar expense for the home hangar, and general taxes and insurance are excluded from the incremental cost calculation. When Company aircraft is being used for mixed business and personal use, only the incremental cost of the personal use is included, such as on-board catering or other charges attributable to an extra passenger traveling for personal reasons on an aircraft being primarily used for a business trip.
(5)     Includes a cash incentive bonus of $675,500 for 2023 performance under the Kaman Incentive Program. Additional information regarding the design of the Kaman Incentive Program is included in the Compensation Discussion and Analysis section of this Proxy Statement.
(6)    Includes a cash incentive bonus of $675,000 for 2022 performance under the Kaman Incentive Program. Additional information regarding the design of the Kaman Incentive Program is included in the Compensation Discussion and Analysis section of this Proxy Statement.
(7)     Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023, but remained an employee of the Company through December 31, 2023.

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Table of Contents	Additional Information Regarding Executive Compensation
2023 Grants of Plan-Based Awards

Name	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Paul D. Donahue			731,126	1,805,250	3,520,238
	3/30/2023	5/1/2023				5,705	22,818	34,227		3,900,053
	3/30/2023	5/1/2023							15,212	2,600,035
William P. Stengel			319,140	788,000	1,536,600
	3/30/2023	5/1/2023				2,194	8,776	13,164		1,499,994
	3/30/2023	5/1/2023							5,851	1,000,053
Bert Nappier			239,254	590,750	1,151,963
	3/30/2023	5/1/2023				1,668	6,670	10,005		1,140,036
	3/30/2023	5/1/2023							4,447	760,081
Randall P. Breaux (5) (6)			217,491	612,650	1,194,668
			—	901,000	1,351,000
	3/30/2023	5/1/2023				1,580	6,319	9,479		1,080,043
	3/30/2023	5/1/2023							4,212	719,915
Kevin E. Herron (7)			186,482	525,300	1,024,335
	3/30/2023	5/1/2023				1,009	4,037	6,056		690,004
	3/30/2023	5/1/2023							2,691	459,946
James R. Neill			165,633	408,971	797,492
	3/30/2023	5/1/2023				1,009	4,037	6,056		690,004
	3/30/2023	5/1/2023							2,691	459,946
(1)    Represents threshold, target and maximum payout levels under the Annual Incentive Plan for 2023 performance. The actual amount of incentive bonus earned by each named executive officer is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. Additional information regarding the design of the Annual Incentive Plan is included in the Compensation Discussion and Analysis section of this Proxy Statement.
(2) Represents threshold, target and maximum number of PRSUs that may be earned based on the Company's achievement of Adjusted EBITDA and ROIC goals over a three-year performance period. See "Compensation Discussion and Analysis - 2023 Long-Term Incentives" for further detail regarding the threshold, target and maximum performance goals and payout levels with respect to Adjusted EBITDA and ROIC performance metrics. Each PRSU that is earned represents a contingent right to receive one share of Company common stock in the future. PRSUs granted in 2023 will be earned over a three-year performance period ending December 31, 2025 and will vest and be settled in shares of common stock on May 1, 2026 (or earlier upon change in control of the Company) provided the executive is still employed by the Company, subject to earlier vesting in the event of (i) the executive's retirement from the Company or (ii) the executive's employment with the Company is terminated due to death or disability. Dividends paid on the Company's common stock after the PRSUs are earned will accrue with respect to the PRSUs and will convert into additional shares of stock at the end of the vesting period. Additional information regarding the PRSUs and the Company's long-term incentive program is included in the Compensation Discussion and Analysis section of this Proxy Statement.
(3)    Reflects RSUs that represent a contingent right to receive one share of Company common stock in the future. The RSUs have a three-year graded vesting schedule with one third vesting on each anniversary of the grant date and will be settled in shares of common stock on May 1, 2024, May 1, 2025 and May 1, 2026 (or earlier upon a change in control of the Company) provided the executive is still employed by the Company, subject to earlier vesting in the event of (i) the executive’s retirement from the Company or (ii) the executive’s employment with the Company is terminated due to death or disability. Dividends paid on the Company’s common stock will accrue and will convert into additional shares of stock at the end of the vesting period. Additional information regarding the RSUs and the Company’s long-term incentive program is included in the Compensation Discussion and Analysis section of this Proxy Statement.
(4)    Represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718. Grant date fair value for the RSUs is based on the closing price of our common stock on the grant date. Grant date fair value for the PRSUs is based on the closing price of our common stock on the grant date and the probable outcome of performance-based vesting conditions, excluding the effect of estimated forfeitures.
(5)     Mr. Breaux’s target bonus opportunity under the Annual Incentive Plan was increased, on a pro rata basis, in connection with his promotion to the role of GPC Group President, North America, effective as of July 1, 2023. The threshold, target and maximum future payouts are calculated on a pro rata basis to reflect the combined bonus opportunity for both roles based on the time he spent in each role during the year.
(6)    Amounts target and maximum payouts related to the Kaman Incentive Program (there is no threshold payout) that may be earned over a two-year period. Additional information regarding the design of the Kaman Incentive Program is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.
(7)    Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023.
2024 Proxy Statement 35

Table of Contents	Additional Information Regarding Executive Compensation
2023 Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards		Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (6)
Paul D. Donahue					15,398 (1)	2,132,641	23,097 (2)	3,198,961
					52,350(3)	7,250,420
					51,303(5)	7,105,458
	19,730	—	99.72	4/1/2026
William P. Stengel					5,923 (1)	820,279	8,883 (2)	1,230,348
					17,450(3)	2,416,854
					18,322(5)	2,537,571
Bert Nappier					4,501 (1)	623,446	6,752 (2)	935,098
					14,397(3)	1,993,954
					14,138(4)	1,958,126
Randall P. Breaux					4,264 (1)	590,500	6,396 (2)	885,890
					8,724(3)	1,208,286
					6,872(5)	951,808
Kevin E. Herron (7)					605 (1)	83,836	908 (2)	125,770
					4,528 (3)	627,142
					5,955 (5)	824,809
James R. Neill					2724 (1)	377,264	4,086 (2)	565,966
					6,980(3)	966,770
					5,864(5)	812,215
(1)Reflects RSUs (and accrued dividends) that were granted on May 1, 2023. The RSUs have a three year graded vesting schedule with one third vesting on each anniversary of the grant date or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive's employment with the Company due to death, disability or retirement. The awards will convert into shares of stock on the earlier of (i) the anniversaries of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control.
(2)Reflects PRSUs (and accrued dividends) that were granted on May 1, 2023. The PRSUs vest on the third anniversary of the grant date, or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive's employment with the Company due to death, disability or retirement. The awards will convert into shares of stock on the earlier of (i) the third anniversary of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control. Amounts reported here reflect the target levels of achievement of the performance goals pursuant to applicable reporting requirements.
(3)Includes PRSUs and RSUs (and accrued dividends) that were granted on May 2, 2022. The PRSUs vest on the third anniversary of the grant date, or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive's employment with the Company due to death, disability or retirement. The awards will convert into shares of stock on the earlier of (i) the third anniversary of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control. The RSUs have a three-year graded vesting schedule with one third vesting on each anniversary of the grant date or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive's employment with the Company due to death, disability or retirement. The awards will convert into shares of stock on the earlier of (i) the anniversaries of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control.
(4)Includes RSUs (and accrued dividends) that were granted on February 28, 2022, and vest on the third anniversary of the grant date, or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the
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termination of executive’s employment with the Company due to death, disability or retirement. The awards will convert to shares of stock on the earlier of (i) the third anniversary of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control.
(5)Includes PRSUs and RSUs (and accrued dividends) that were granted on May 3, 2021. The PRSUs vest on the third anniversary of the grant date or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive’s employment with the Company due to death, disability or retirement. The awards will convert to shares of stock on the earlier of (i) the third anniversary of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control. The RSUs have a three-year graded vesting schedule with one third vesting on each anniversary of the grant date or earlier upon (i) a change in control of the Company, if the awards are not assumed or otherwise equitable converted in the change in control, or (ii) the termination of executive's employment with the Company due to death, disability or retirement. The awards will convert into shares of stock on the earlier of (i) the anniversaries of the grant date, or (ii) a change in control of the Company, unless the awards are assumed or otherwise equitable converted in the change in control.
(6)Reflects the value as calculated based on the closing price of the Company’s common stock on December 29, 2023 of $138.50 per share.
(7)Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023.
2023 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Awards Exercised(#)	Value Realized on Exercise ($)(1)	Number of Awards Earned (#)	Value Realized on Vesting ($)(2)
Paul D. Donahue	—	—	55,191	9,409,839
William P. Stengel	—	—	17,020	2,902,553
Bert Nappier	—	—	8,367	1,471,444
Randall P. Breaux	—	—	8,283	1,412,066
Kevin E. Herron (3)	—	—	9,256	1,577,743
James R. Neill	—	—	7,261	1,237,841
(1)    Value realized represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the options.
(2)    Value realized represents the fair market value of the shares on the vesting date and includes dividends paid on the Company's common stock that have accrued over the vesting period and have converted into additional shares of stock on the vesting date.
(3)    Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023.
Equity Compensation Plan Information
The following table gives information as of December 31, 2023 about the common stock that may be issued under all of the Company’s existing equity compensation plans:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (5)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders:	71,890 (2)	$89.95	—
	1,136,707 (3)	$94.97	6,598,166 (6)
Equity Compensation Plans Not Approved by Shareholders:	142,651 (4)	n/a	857,349

Total	1,351,248	—	7,455,515
(1)    Reflects the maximum number of shares issuable pursuant to the exercise or conversion of stock options, stock appreciation rights, restricted stock units and common stock equivalents. The actual number of shares issued upon exercise of stock appreciation rights is calculated based on the excess of fair market value of our common stock on date of exercise and the grant price of the stock appreciation rights.
(2)    Genuine Parts Company 2006 Long-Term Incentive Plan.
(3)    Genuine Parts Company 2015 Incentive Plan.
(4)    Genuine Parts Company Director’s Deferred Compensation Plan, as amended.
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(5)    The weighted average exercise price of outstanding options, warrants and rights is calculated based solely on the exercise price of outstanding options and does not take into account outstanding restricted stock units, which have no exercise price.
(6)    All of these shares are available for issuance pursuant to grants of full-value stock awards.
 2023 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Paul D. Donahue	Pension Plan	5.83	397,307	—
	Supplemental Retirement Plan	20.83	12,174,965	—
William P. Stengel	Pension Plan	N/A	N/A	N/A
	Supplemental Retirement Plan	4.17	704,286	—
Bert Nappier	Pension Plan	N/A	N/A	N/A
	Supplemental Retirement Plan	N/A	N/A	N/A
Randall P. Breaux	Pension Plan	N/A	N/A	N/A
	Supplemental Retirement Plan	12.58	3,668,781	—
Kevin E. Herron (1)	Pension Plan	19.42	544,091	—
	Supplemental Retirement Plan	34.42	4,664,996	—
James R. Neill	Pension Plan	2.17	87,509	—
	Supplemental Retirement Plan	17.17	3,336,560	—
(1)    Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023.
The Pension Benefit Table provides information regarding the number of years of credited service, the present value of accumulated benefits, and any payments made during the last fiscal year with respect to the Genuine Parts Company Pension Plan (the “Pension Plan”) and the Genuine Parts Company Defined Benefit Supplemental Retirement Plan (the “DB SRP”).
The Pension Plan is a broad-based, tax-qualified defined benefit pension plan which provides a benefit upon retirement to eligible employees of the Company. It was amended effective March 1, 2008, to provide that employees hired on or after that date are not eligible to participate in the plan, and there are no new entrants to the Pension Plan after December 31, 2009. In general, all employees hired prior to March 1, 2008, except leased employees, independent contractors and certain collectively-bargained employees are eligible to participate.
Effective December 31, 2013, the Pension Plan was further amended to freeze future benefit accruals for all participants, and all active participants with at least one hour of service after December 31, 2013 were fully vested in their accrued benefits as of that date. No further benefit accruals will be provided after 2013 for either additional credited service or future earnings. All benefits are frozen as of December 31, 2013, for all purposes including disability, termination and retirement.
The Pension Plan offers a life annuity option, 50%, 75%, and 100% joint and survivor options, and a 10- year certain and life annuity option. The Pension Plan was amended in 2016 to include an ongoing lump sum option for future terminations and retirements if the present value of benefits is $75,000 or less. The payout option must be elected by the participant before benefit payments begin. All options available under the Pension Plan are approximately equal in value. The Pension Plan offers early retirement benefits to participants who retire after attaining age 55 and completing 15 years of service. Early retirement benefits are reduced 0.5% for each month benefit commencement precedes normal retirement age (age 65 with five years of participation).
Normal or early retirement benefits payable from the Pension Plan are the greater of two benefits. The first benefit is a percentage of the participant’s average earnings less 50% of their estimated Social Security benefit. The applicable percentage is based on years of credited service and increases by 0.5% per year of credited service from 40% at 15 years of service to 55% at 45 or more years of service. The second benefit is 30% of the participant’s average earnings. Only the second benefit is available to participants with less than 15 years of credited service. For such individuals, 30% of the participant’s average earnings is multiplied by a fraction with the numerator equal to credited service (not to exceed 180 months) and the denominator equal to 180.
Delayed retirement benefits payable from the Pension Plan are the greater of two benefits. The first benefit is the retirement benefit determined based on the participant’s average earnings and credited service at their delayed retirement date. The second benefit is the normal retirement benefit actuarially increased from the participant’s normal retirement date to the delayed retirement date based on the attained age at each date. As of December 31, 2023, Mr. Donahue is the
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only NEO eligible for delayed retirement benefits, and as of this date his benefit is based on the average earnings and credited service at his delayed retirement date.
Termination benefits are calculated in the same manner as normal retirement benefits, except that (a) the benefit is calculated based on projected credited service at normal retirement date and then (b) the benefit is reduced by multiplying it by a service fraction equal to the ratio of credited services at termination to projected credited service at normal retirement date. Projected credited service at normal retirement date is determined as if the participant had continued in employment until their normal retirement date. For the Pension Plan, credited service at termination is based on service frozen as of December 31, 2008.
In the event of a change in control if the participant terminates employment within five years following the change in control, the participant may elect to receive an immediate lump sum distribution of the accrued benefit.
The standard death benefit in the Pension Plan provides a 50% survivor annuity payable to a participant’s spouse upon death prior to retirement. The Death Benefit Plan was merged into the Pension Plan in 2017, and a surviving spouse may instead elect to receive this alternative death benefit based on different provisions and payment form.
The DB SRP is a nonqualified defined benefit pension plan which covers pay and benefits above the qualified pay limits. The provisions of the DB SRP are generally the same as those of the Pension Plan, except benefits are payable only for retirement, disability, death, or change in control, DB SRP earnings include deferred compensation and credited service in the DB SRP is not frozen.
The plan provides full vesting and an immediate lump sum payment if a participant dies, and full vesting of DB SRP benefits in the event the plan is terminated, the participant becomes disabled, or there is a change in control. In addition, if a DB SRP participant’s credited service was frozen in the Pension Plan as amended effective December 31, 2008, an additional offset is applied to the benefits otherwise accrued under the SRP.
Effective December 31, 2013 DB SRP benefits will continue to reflect an offset for Pension Plan benefits determined as if the Pension Plan were not frozen on December 31, 2013.
The DB SRP was most recently amended effective July 1, 2023 to change the Normal Retirement Date definition from the latter of attaining age 65 and completing 5 years of Credited Service to the latter of attaining age 60 and completing 5 years of Credited Service.
Mr. Donahue and Mr. Herron’s DB SRP benefits are calculated under a revised benefit formula which applies to participants who entered the plan prior to January 1, 2009, and whose credited service was frozen in the Pension Plan as of December 31, 2008. The revised benefit formula is based on all years of credited service and earnings and cannot be less than the accrued DB SRP benefit as of December 31, 2013. The revised formula is a percentage of the participant’s average earnings less 50% of their Social Security benefit. The applicable percentage is based on years of credited service and increases by 0.5% per year of credited service from 30% at 15 years of service to 45% at 45 or more years of service. For participants with less than 15 years of projected credited service at normal retirement, the applicable percentage is equal to 30% multiplied by a fraction with the numerator equal to credited service (not to exceed 180 months) and the denominator equal to 180. Under the revised DB SRP benefit formula, there is an offset for the frozen Pension Plan benefit, but no other offsets apply.
Mr. Breaux, Mr. Neill, and Mr. Stengel’s DB SRP benefits are calculated based on the benefit formula for participants who entered the DB SRP on or after January 1, 2009. This formula is identical to benefit formula for non-grandfathered participants who entered the plan prior to January 1, 2009 except that it does not provide a minimum benefit as of December 31, 2013.
In the DB SRP, a participant becomes vested and early retirement benefit payments are available after attaining age 55 and completing 10 years of service and benefits are reduced 4% per year prior to Normal Retirement Date. In the event of a participant’s death while in active service, the survivor benefit provided by the plan is 100% of the lump sum present value of the participant’s accrued benefit as of the date of death.
DB SRP Benefits are paid from Company assets, and for participants who entered the plan prior to January 1, 2009, they are grossed-up for FICA taxes. Therefore, the named executive officers eligible for a FICA tax gross-up are Mr. Donahue and Mr. Herron. Executives sign a joinder agreement to become participants in the DB SRP and select their form of benefit payment in the agreement. DB SRP participants may change their payment form elections at any time prior to benefit commencement.
Amounts reported as the Present Value of Accumulated Benefits for the Pension Plan and the DB SRP are calculated using the interest and mortality assumptions reported in the Company’s financial statement disclosures for year-end, and are assumed to be payable immediately for Mr. Donahue, Mr. Breaux, and Mr. Neill and at age 60 for Mr. Stengel. DB SRP benefits have been increased by 2.35% as of December 31, 2023, to account for estimated FICA tax gross-ups for
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applicable NEOs (but not for any income tax impact on such gross-ups). Mr. Herron commenced payment of his Pension and DB SRP benefits effective January 1, 2024. The present value of future payments due to him
(including the expected FICA tax gross-up he will receive from GPC) is as of December 31, 2023.
2023 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Paul D. Donahue	—	—	48,619	—	401,714
William P. Stengel	—	—	—	—	—
Bert Nappier	—	—	—	—	—
Randall P. Breaux	956,682	—	220,346	—	2,216,003
Kevin E. Herron		—	20,581	—	262,336
James R. Neill	70,497	—	3,824	—	101,102
(1)    Reflects amounts earned in 2023 on account balances under the Company’s Tax Deferred Savings Plan.
(2)    Includes the following amounts of contributions to the Company's Tax Deferred Savings Plan by the named executive officers that were previously reported as compensation to the named executive officers in the Company’s Summary Compensation Table for previous years: Mr. Donahue, $169,723; Mr. Breaux, $518,472; Mr. Herron $24,373; Mr. Neill, $0.
The Genuine Parts Company Tax Deferred Savings Plan is a nonqualified deferred compensation plan. Pursuant to the terms of the Tax Deferred Savings Plan, the named executive officers may, during a designated annual enrollment period, elect to defer up to 100% of their base salary and/or annual incentive/bonus that may be earned in the following calendar year. Base salary deferral elections are effective on January 1 following the annual enrollment period and apply to the base salary earned during that calendar year. Annual incentive/bonus elections are effective January 1 following the annual enrollment period and apply to the annual incentive/bonus earned during that calendar year which are paid out in the following year. Elections are irrevocable and cannot be rescinded until a subsequent annual enrollment period. Deferrals are held for each participant in separate individual accounts in an irrevocable rabbi trust. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds selected by the executive, which the executive may generally change at any time. The executive may choose payment distributions to begin on the first day of the seventh month following the executive’s termination of service or a specified year. The executive must also make an irrevocable election regarding payment terms, which may be either a lump sum, or annual installments for a period of two (2) to fifteen (15) years. Hardship withdrawals are available for unforeseeable emergency financial hardship situations. If the executive dies before receiving the full value of the deferral account balances, the designated beneficiary would receive the remainder of that benefit in the same payment form as originally specified (i.e., lump sum or installments). All accounts would be immediately distributed upon a change in control of the Company.
Post Termination Payments and Benefits
Benefits to Named Executive Officers in the Event of a Change in Control.    The Company does not have employment agreements with any of its executive officers. The Company has entered into change in control agreements with certain executive officers, including the named executive officers. These agreements provide severance payments and benefits to the executive if his employment is terminated within two years after a change in control of the Company, if the change in control occurs during the term of the agreement. The change in control agreements have a three-year term with automatic annual extensions unless either party gives notice of non-renewal.
Under each of the change in control agreements, if the executive is terminated by the Company without cause or the executive resigns for good reason (as such terms are defined in the agreement), within two years after a change in control, he or she will receive a pro rata bonus for the year of termination, plus a lump sum severance payment equal to two times the executive’s then-current annual salary and the average of the annual bonuses he or she received in the three years prior to the year of termination. In addition, the Company will continue to provide the executive with group health coverage for a period of 24 months.
If the executive’s employment is terminated by the Company for cause or he resigns without good reason, the agreement will terminate without further obligation of the Company other than the payment of any accrued but unpaid salary or benefits. In the case of death, disability or retirement, the executive, or his estate, would be entitled to payment of any accrued but unpaid salary or benefits, plus a pro rata bonus for the year in which the termination occurred.
The change in control agreements do not provide for tax gross-ups with respect to the 20% excise tax that may be imposed under Section 4999 of the Internal Revenue Code on individuals who receive compensation in connection with a change in control that exceeds certain specified limits. The change in control agreements provide that in the event the
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executive would be subject to a 20% excise tax under Section 4999, the payments and benefits to the executive would be reduced to the maximum amount that does not trigger the excise tax unless the executive would retain greater value (on an after-tax basis) by receiving all payments and benefits and paying all excise and income taxes. The change in control agreements also contain confidentiality obligations that the executive must comply with following termination.
Summary of Termination Payments and Benefits.    The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2023 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2023 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for 2023 and (ii) vested account balances under our 401(k) Savings Plan, which is a 401(k) plan that is generally available to all of our salaried employees. Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023 (but remained an employee of the Company through December 31, 2023, and accordingly, the amounts in his table reflect the actual benefits he received in connection with his retirement.
Paul D. Donahue

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance	—	—	—	—	7,396,037(1)
Acceleration of Equity Awards
Restricted Stock and PRSUs(2)	—	19,687,480	19,687,480	—	19,687,480
Retirement Benefits
Pension Plan(3)	32,794	16,397	32,794	32,794	32,794(4)
Supplemental Retirement Plan(5)	1,019,376	11,555,409	1,019,376	1,019,376	13,221,052(6)
Tax-Deferred Savings Plan(7)	401,704	401,704	401,704	401,704	401,704
Other Benefits
Health & Welfare(8)	—	—	—	—	30,972
Total	1,453,874	31,660,990	21,141,354	1,453,874	40,770,039
(1)    Severance payment payable in lump sum pursuant to the change in control agreement described above.
(2)    Reflects the fair market value as of December 31, 2023 of restricted stock and shares underlying PRSUs the vesting of which accelerates in connection with the specified event.
(3)    Pension Plan benefits shown for all termination scenarios are annual annuities assuming a 50% joint and survivor annuity option and are assumed to be payable on January 1, 2024. The surviving spouse may elect to waive the standard pre-retirement death benefit from the Pension Plan and elect to receive an alternative death benefit available with different forms of payment.
(4)    Mr. Donahue may elect to receive his pension benefit in the form of a lump sum payment in the event of termination within five years following a change in control. A lump sum option is not otherwise available under the plan. The lump sum payable to Mr. Donahue if he is terminated any time after December 31, 2023 following a change in control is $467,747.
(5)    Supplemental Retirement Plan benefits shown for all termination scenarios (except death and involuntary termination following a change in control) assume payment under the single life annuity option elected by Mr. Donahue with payment beginning January 1, 2024. The death benefit shown is payable as a lump sum to Mr. Donahue’s beneficiary in the event of his death. The lump sum death benefit is calculated as 100% of the present value of the single life annuity payable on January 1, 2024. Disability benefits under the Supplemental Retirement Plan are assumed to be equal to delayed retirement benefits and are payable on January 1, 2024. The Supplemental Retirement Plan annuity benefits shown in the table do not reflect estimated FICA tax gross-ups paid by the Company. The estimated FICA tax gross-up, based on 2.35% of the lump sum value of the Supplemental Retirement Plan benefit calculated on the FICA tax basis for the plan, is $274,410 upon retirement.
(6)    An immediate lump sum distribution of benefits is required in the event of termination following a change in control. The lump sum value of the benefit calculated includes an estimated FICA tax gross-up amount of $303,561.
(7)    Benefits payable under the Tax Deferred Savings Plan are described and quantified in the Nonqualified Deferred Compensation table in this proxy statement.
(8)    Reflects the cost of 24 months of continued group health coverage pursuant to the change in control agreement described above. In order to comply with Internal Revenue Code section 409A, during the last 6 months of this continued coverage period, the Company will satisfy its obligation to provide group health coverage by making 6 monthly installment payments to the executive in an amount equal to the monthly cost of providing such coverage, based upon the “applicable premium” under COBRA.
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William P. Stengel

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance	—	—	—	—	3,679,664(1)
Acceleration of Equity Awards
Restricted Stock and PRSUs(2)	—	7,005,052	7,005,052	—	7,005,052
Retirement Benefits
Supplemental Retirement Plan(3)	—	662,382	96,115	—	893,725(4)
Other Benefits
Health & Welfare(5)	—			—	42,564
Total		7,667,434	7,101,167	—	11,621,005
(1)    Severance payment payable in lump sum pursuant to the change in control agreement described above.
(2)    Reflects the fair market value as of December 31, 2023 of restricted stock and shares underlying PRSUs the vesting of which accelerates in connection with the specified event.
(3)    The Supplemental Retirement Plan provides for 100% vesting upon death, disability or the occurrence of a change in control. No benefits are payable if termination occurs for other reasons prior to eligibility for early retirement (at least age 55 with at least 10 years of service or age 60 with at least 5 years of service). The death benefit shown is payable as a lump sum to Mr. Stengel's beneficiary in the event of his death. The immediate lump sum death benefit is calculated as 100% of the present value of the single life annuity payable to Mr. Stengel deferred to age 65. Disability benefits under the Supplemental Retirement Plan are assumed to be equal to the benefit accrued under the plan as of December 31, 2023, and payable at age 65 under his 50% joint and survivor annuity option election.
(4)    An immediate lump sum distribution of benefits is required in the event of termination following a change in control.
(5)    Reflects the cost of 24 months of continued group health coverage pursuant to the change in control agreement described above. In order to comply with Internal Revenue Code section 409A, during the last 6 months of this continued coverage period, the Company will satisfy its obligation to provide group health coverage by making 6 monthly installment payments to the executive in an amount equal to the monthly cost of providing such coverage, based upon the “applicable premium” under COBRA.
Bert Nappier

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance	—	—	—	—	3,301,000(1)
Acceleration of Equity Awards
Restricted Stock and PRSUs(2)	—	5,510,624	5,510,624	—	5,510,624
Other Benefits
Health & Welfare(3)	—	—	—	—	45,564
Total		5,510,624	5,510,624	—	8,857,188
(1)    Severance payment payable in lump sum pursuant to the change in control agreement described above.
(2)    Reflects the fair market value as of December 31, 2023 of restricted stock and shares underlying PRSUs the vesting of which accelerates in connection with the specified event.
(3)    Reflects the cost of 24 months of continued group health coverage pursuant to the change in control agreement described above. In order to comply with Internal Revenue Code section 409A, during the last 6 months of this continued coverage period, the Company will satisfy its obligation to provide group health coverage by making 6 monthly installment payments to the executive in an amount equal to the monthly cost of providing such coverage, based upon the “applicable premium” under COBRA.

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Randall P. Breaux

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance	—	—	—	—	3,064,617(1)
Acceleration of Equity Awards
Restricted Stock and PRSUs(2)	—	3,636,484	3,636,484	—	3,636,484
Retirement Benefits
Supplemental Retirement Plan (3)	237,614	3,588,749	237,614	237,614	4,082,397(4)
Tax Deferred Savings Plan (5)	2,216,003	2,216,003	2,216,003	2,216,003	2,216,003
Other Benefits
Health & Welfare	—	—	—	—	14,052(6)
Total	2,453,617	9,441,236	6,090,101	2,453,617	13,013,553
(1)    Severance payment payable in lump sum pursuant to the change in control agreement described above.
(2)    Reflects the fair market value as of December 31, 2023 of restricted stock and shares underlying PRSUs the vesting of which accelerates in connection with the specified event.
(3)    The Supplemental Retirement Plan benefits shown for all termination scenarios (except death an involuntary termination following a change in control) assume payment under the 100% joint and survivor annuity option elected by Mr. Breaux with payment beginning January 1, 2024. The death benefit shown is payable as a lump sum to Mr. Breaux’s beneficiary in the event of his death. The lump sum death benefit is calculated as 100% of the present value of the single life annuity payable on January 1, 2024. Disability benefits under the Supplemental Retirement Plan are assumed to be equal to early retirement benefits and are payable on January 1, 2024. The Supplemental Retirement Plan annuity benefits for Post-2010 participants do not qualify for FICA tax gross-ups paid by the Company.
(4)    An immediate lump sum distribution of benefits is required in the event of termination following a change in control.
(5)    Benefits payable under the Tax Deferred Savings Plan are described and quantified in the Nonqualified Deferred Compensation table in this proxy statement.
(6)    Reflects the cost of 24 months of continued group health coverage pursuant to the change in control agreement described above. In order to comply with Internal Revenue Code section 409A, during the last 6 months of this continued coverage period, the Company will satisfy its obligation to provide group health coverage by making 6 monthly installment payments to the executive in an amount equal to the monthly cost of providing such coverage, based upon the “applicable premium” under COBRA.
Kevin E. Herron

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance	—	—	—	—	—
Retirement Benefits
Pension Plan(1)	38,578	—	—	—	—
Supplemental Retirement Plan (2)	310,681	—	—	—	—
Tax Deferred Savings Plan (3)	262,336	—	—	—	—
Other Benefits	—	—	—	—	—
Health & Welfare	—	—	—	—	—
Total	611,595
(1) Mr. Herron retired from employment with Genuine Parts Company on December 31, 2023, and elected a 50% joint and survivor option for his Pension Plan and Supplemental Retirement Plan benefits.
(2)    An immediate lump sum distribution of the remaining value of benefits is required for previously terminated participants who are in receipt of Supplemental Retirement Plan benefits following a change in control.
(3)    Benefits payable under the Tax Deferred Savings Plan are described and quantified in the Nonqualified Deferred Compensation table in this proxy statement.
2024 Proxy Statement 43

Table of Contents	Additional Information Regarding Executive Compensation
James R. Neill

Benefit	Retirement ($)	Death ($)	Disability ($)	Termination by Company or Executive Other Than Retirement, Death or Disability ($)	Involuntary Termination Following a Change in Control ($)
Cash Severance					2,122,419(1)
Acceleration of Equity Awards
Restricted Stock and PRSUs(2)		2,722,215	2,722,215		2,722,215
Retirement Benefits
Pension Plan(3)	6,763	77,697(4)	6,763	6,763	6,763(5)
Supplemental Retirement Plan (6)	218,081	3,260,732	218,081	218,081	3,704,910(7)
Tax Deferred Savings Plan (8)	101,102	101,102	101,102	101,102	101,102
Other Benefits
Health & Welfare					30,972(9)
Total	325,946	6,084,049	3,048,161	325,946	8,688,381
(1)    Severance payment payable in lump sum pursuant to the change in control agreement described above.
(2)    Reflects the fair market value as of December 31, 2023 of restricted stock and shares underlying PRSUs the vesting of which accelerates in connection with the specified event.
(3)    Pension Plan benefits shown for all termination scenarios are annual annuities assuming a 50% joint and survivor annuity option and are assumed to be payable at January 1, 2024.
(4)    The surviving spouse may elect to waive the standard pre-retirement death benefit from the Pension Plan and elect to receive an alternative death benefit available with different forms of payment. For Mr. Neill, the value of this alternative death benefit is larger than the standard benefit, therefore the present value of this alternative benefit is reflected.
(5)    Mr. Neill may elect to receive his pension benefit in the form of a lump sum payment in the event of termination within five years following a change in control. A lump sum option is not otherwise available under the plan. The lump sum payable to Mr. Neill if he terminated December 31, 2023, following a change in control is $104,872.
(6)    Supplemental Retirement Plan benefits shown for all termination scenarios (except death and involuntary termination following a change in control) assume payment under the 100% joint and survivor annuity option elected by Mr. Neill with payment beginning January 1, 2024. The death benefit shown is payable as a lump sum to Mr. Neill's beneficiary in the event of his death. The lump sum death benefit is calculated as 100% of the present value of the single life annuity payable on January 1, 2024. Disability benefits under the Supplemental Retirement Plan are assumed to be equal to early retirement benefits and are payable on January 1, 2024. The Supplemental Retirement Plan annuity benefits for Post-2010 participants do not qualify for FICA tax gross-ups paid by the Company.
(7)    An immediate lump sum distribution of benefits is required in the event of termination following a change in control.
(8)    Benefits payable under the Tax Deferred Savings Plan are described and quantified in the Nonqualified Deferred Compensation table in this proxy statement.
(9)    Reflects the cost of 24 months of continued group health coverage pursuant to the change in control agreement described above. In order to comply with Internal Revenue Code section 409A, during the last 6 months of this continued coverage period, the Company will satisfy its obligation to provide group health coverage by making 6 monthly installment payments to the executive in an amount equal to the monthly cost of providing such coverage, based upon the “applicable premium” under COBRA.
2023 CEO PAY RATIO
As required by item 402(u) of Regulation S-K, the Compensation and Human Capital Committee reviewed a comparison of our CEO’s annual total compensation in fiscal year 2023 to that of our median employee. We identified our median employee by examining 2023 Box 1 W-2 and foreign equivalent taxable income amounts for all individuals, excluding our CEO, who were employed by us on December 31, 2023, whether on a full-time, part-time, or seasonal basis. We did not annualize the compensation for any full-time employees that were not employed by us for all of 2023. We applied a foreign currency to U.S. dollar exchange rate to the compensation paid in foreign currency.
After identifying the median employee for 2023, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2023 Summary Compensation Table above.
For fiscal year 2023, the annual total compensation for our CEO was $11,398,274 as noted in the table above, and for our median employee it was $38,903. The resulting ratio of our CEO’s pay to the pay of our median employee for fiscal year 2023 is 293 to 1. When the change in pension value and non-qualified deferred compensation earnings is excluded from the calculation, the ratio is 250 to 1.
2024 Proxy Statement 44

Table of Contents	Additional Information Regarding Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The following table sets forth information regarding compensation for our principal executive officer and average compensation related to our other named executive officers versus our Company performance for the past four years.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2,3)	Total Shareholder Return (4)	Peer Group Total Shareholder Return (4)	Net Income (5)	Adjusted EBITDA (5)
2023	$11,398,274	$3,805,187	$4,338,802	$1,321,789	$141.98	$145.65	$1,316,524,000	$2,157,346,000
2022	$10,376,689	$15,946,550	$3,320,601	$4,142,383	$177.86	$125.91	$1,182,701,000	$1,999,329,000
2021	$11,810,704	$15,494,036	$3,186,456	$4,128,860	$140.24	$190.36	$898,790,000	$1,681,515,000
2020	$8,523,608	$6,337,923	$2,215,555	$1,653,862	$97.81	$171.86	$163,395,000	$1,377,723,000
(1)The dollar amounts reported in the column reflect the amounts of total compensation reported for Mr. Donahue for each corresponding year in the “Total” column of the Summary Compensation Table. Mr. Donahue was our principal executive officer for the years ended 2023, 2022, 2021, and 2020.
(2)The dollar amounts reported in the column reflect the average amounts of total compensation reported for our non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. In 2023, our other named executive officers included William Stengel, President, Bert Nappier, Executive Vice President and Chief Financial Officer, Randall Breaux, GPC Group President- North America, Kevin Herron, (Former) President of the U.S. Automotive Group, and James Neill, Executive Vice President & Chief Human Resources Officer. Mr. Herron retired as President, U.S. Automotive Group, effective July 31, 2023. In 2022, our other named executive officers included William Stengel, President, Bert Nappier, Executive Vice President and Chief Financial Officer, Carol Yancey, (Former) Executive Vice President and Chief Financial Officer, Kevin Herron President of the U.S. Automotive Group, and Randall Breaux, President of Motion Industries. Carol Yancey retired as Executive Vice President and Chief Financial Officer effective May 2, 2022. Bert Nappier joined the Company in February 2022 and became Executive Vice President and Chief Financial Officer effective May 2, 2022. In 2021, our other named executive officers included William Stengel, President, Carol Yancey, Executive Vice President and Chief Financial Officer, Kevin Herron President of the U.S. Automotive Group, and Randall Breaux, President of Motion Industries. In 2020, our other named executive officers included Carol Yancey, Executive Vice President and Chief Financial Officer, James Neill, Executive Vice President of Human Resources, Kevin Herron President of the U.S. Automotive Group, and Randall Breaux, President of Motion Industries.
(3)Amounts are calculated in accordance with Item 402(v) and FASB ASC Topic 718 and do not reflect actual amounts of compensation paid to the PEO and other Non-PEO NEOs. See table below for detail of amounts deducted and added to the Summary Compensation Table figure to calculate compensation actually paid.
2024 Proxy Statement 45

Table of Contents	Additional Information Regarding Executive Compensation

	2023		2022		2021		2020
	PEO	Average of Non-PEO NEOs	PEO	Average of Non-PEO NEOs	PEO	Average of Non-PEO NEOs	PEO	Average of Non-PEO NEOs
Summary Compensation Table Total	$11,398,274	$4,338,802	$10,376,689	$3,320,601	$11,810,704	$3,186,456	$8,523,608	$2,215,555
(Deduct) Pension values reported in Summary Compensation Table	$(1,670,794)	$(1,323,320)	$—	$(49,848)	$(1,836,853)	$(227,019)	$(2,710,577)	$(727,020)
(Deduct) Fair value of stock awards reported in Summary Compensation Table	$(6,500,088)	$(1,700,005)	$(6,000,061)	$(1,629,992)	$(5,600,018)	$(1,274,982)	$(2,999,937)	$(591,228)
Add Pension value attributable to current year's service and any change in pension value attributable to plan amendments made in the current year	$—	$85,059	$—	$75,040	$119,764	$86,731	$169,345	$114,992
Add Fair value of equity compensation granted in current year - valued at year-end	$5,331,602	$1,247,679	$8,011,348	$2,227,905	$6,196,847	$1,410,865	$4,230,834	$833,814
Add/(Deduct) Change in fair value from end of prior fiscal to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(4,587,522)	$(937,283)	$3,906,218	$672,626	$4,030,406	$806,432	$(417,368)	$(88,503)
Add/(Deduct) Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(166,285)	$(23,551)	$(347,644)	$(47,382)	$773,186	$140,377	$(457,982)	$(103,748)
(Deduct) Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	$—	$(365,592)	$—	$(426,567)	$—	$—	$—	$—
Compensation Actually Paid	$3,805,187	$1,321,789	$15,946,550	$4,142,383	$15,494,036	$4,128,860	$6,337,923	$1,653,862
(4)Total shareholder return assumes that $100 was invested on the measurement date in Genuine Parts Company common stock and the peer group as set forth below. The measurement date is established by the market close on the last trading day before the beginning of the Company's fourth preceding fiscal year. This shareholder return assumes reinvestment of all dividends. The peer group reflects the peer group composite index used in the Stock Performance Graph included in our Annual Report. In constructing this peer group, the Company used the shareholder returns of various publicly held companies (weighted in accordance with each company’s stock market capitalization and including reinvestment of dividends) that compete with the Company in its two industry segments: automotive parts and industrial parts (each group of companies included in the peer group as competing with the Company in a separate industry segment). Included in the automotive parts peer group are those companies making up the Dow Jones U.S. Auto Parts Index (the Company is a member of such industry group, and its individual shareholder return was included when calculating the peer group results). Included in the industrial parts peer group are Applied Industrial Technologies, Inc., Fastenal Company, and W.W. Grainger, Inc. In determining the total peer group, each industry segment was weighted to reflect the Company’s annual net sales in each industry segment.
(5)Reflects net income as shown in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023, 2022, 2021 and 2020.
(6)Adjusted EBITDA, our Company-selected measure, is a non-GAAP measure. Adjusted EBITDA represents our net income before interest expense, net, income taxes and depreciation and amortization, adjusted to eliminate gain on sales of real estate, gain on insurance proceeds, product liability adjustment, and transaction and other costs.
Financial Performance Measures
As described in detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program consists of several compensation elements reflecting the Company’s pay-for-performance philosophy, including equity compensation which is directly tied to the returns experienced by our shareholders.
The most important financial performance measures used to link compensation actually paid to the Company’s named executive officers with the Company’s performance for 2022 are as follows:
•Total Shareholder Return
•Adjusted EBITDA
•Net Sales
•Working Capital
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with
2024 Proxy Statement 46

Table of Contents	Additional Information Regarding Executive Compensation
compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative Total Share Return
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Donahue and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Donahue) is aligned with the Company’s cumulative TSR and the cumulative TSR of our peer group over the four years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR and the cumulative TSR of our peer group over the period presented is because a significant portion of the compensation actually paid to Mr. Donahue and to the other NEOs is comprised of equity awards. For more information regarding the Company’s performance refer to “Executive Compensation – Compensation Discussion and Analysis.”

CAP vs. TSR (2020 - 2023)
Compensation Actually Paid ($MM)
30
25
20
15
10
5
-
(5)
Total Shareholder Return
$250
$225
$200
$175
$150
$125
$100
$75
2019
2020
2021
2022
2023
CAP to PEO
Avg. CAP to Other NEOs
Peer TSR
TSR

Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid to Mr. Donahue and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Donahue) is generally aligned with the Company’s net income over the four years presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure Adjusted EBITDA, which the company does use for when setting goals in the Company’s short-term incentive compensation program and the performance-based RSUs that are awarded to the NEOs.

CAP vs. Net Income (2020 - 2023)
Compensation Actually Paid ($MM)
30
25
20
15
10
5
-
Total Net Income ($MM)
1,400
1,200
1,000
800
600
400
200
-
2020
2021
2022
2023
CAP to PEO
Avg. CAP to Other NEOs
Net Income

2024 Proxy Statement 47

Table of Contents	Additional Information Regarding Executive Compensation
Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Donahue and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Donahue) is generally aligned with the Company’s Adjusted EBITDA over the four years presented in the table. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted EBITDA when setting goals in the Company’s short-term incentive compensation program, as well as for setting goals for the performance-based RSUs that are awarded to the NEOs.

CAP vs. Adjusted EBITDA (2020 - 2023)
Compensation Actually Paid ($MM)
Total Adjusted EBITDA ($MM)
30
25
20
15
10
5
-
2,200
2,000
1,800
1,600
1,400
1,200
1,000
2020
2021
2022
2023
CAP to PEO
Avg. CAP to Other NEOs
Adjusted EBITDA

Compensation, Nominating and Governance Committee Interlocks and
Insider Participation
The following directors served on the Compensation and Human Capital Committee for all of 2023: John R. Holder, Donna W. Hyland, John D. Johns and E. Jenner Wood. None of such persons was an officer or employee of the Company during 2023 or at any time in the past. During 2023, none of the members of the Compensation and Human Capital Committee had any relationship with the Company requiring disclosure under applicable rules of the SEC. None of our executive officers served as a member of the Board of Directors or compensation committee, or similar committee, of any other company whose executive officer(s) served as a member of our Board of Directors or our Compensation and Human Capital Committee.

Compensation of Directors
2023 Director Compensation
Compensation payable to the Company’s non-employee directors is evaluated and determined by the Compensation and Human Capital Committee, with input from the Committee's compensation consultant, and is then approved by the Company’s full Board of Directors. At the April 2023 Board meeting, based on the Compensation and Human Capital Committee's recommendation following its review of a market analysis from their consultant, the Board approved modest increases to the Board cash retainer and annual stock grant. For the first and second quarters of 2023, non-employee directors of the Company were paid $22,500 per quarter ($90,000 annually) for service as director and, for the third and fourth quarters of 2023, non-employee directors of the Company were paid 25,000 per quarter ($100,000 annually) for service as a director. The lead independent director additionally receives $35,000 annually, and Committee Chairs each receive $25,000 annually. All non-employee directors may elect to defer the receipt of director fees in accordance with the terms of the Company’s Directors’ Deferred Compensation Plan. In addition, non-employee directors may from time to time be granted restricted stock units pursuant to the provisions of the Genuine Parts Company 2015 Incentive Plan. On May 1, 2023, each non-employee director serving on such date was granted $190,080 in value of RSUs, approximately a $5,000 increase in value from the prior year grant. Each RSU represents a fully vested right to receive one share of our
2024 Proxy Statement 48

Table of Contents	Compensation of Directors
common stock on May 1, 2028, or earlier upon a termination of service as a director by reason of death, disability or retirement, or upon a change in control of the Company.
Each non-employee director is required to own shares of Company common stock valued at five times his or her annual cash retainer for the prior fiscal year measured against the average stock price for the preceding three fiscal years. Directors will have five years from the date of election to the Board to attain such a level of ownership. Shares counted toward this requirement will be based on shares beneficially owned by such director (as defined by the SEC’s rules and regulations) including restricted stock units and director deferred compensation shares but excluding any unexercised stock options or stock appreciation rights. As of December 31, 2023, each of our non-employee directors is currently in compliance with the requirements established in these guidelines.

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Elizabeth W. Camp	95,000	190,080	285,080
Richard Cox, Jr.	95,000	190,080	285,080
Gary P. Fayard	95,000	190,080	285,080
P. Russell Hardin	120,000	190,080	310,080
John R. Holder	95,000	190,080	285,080
Donna W. Hyland	120,000	190,080	310,080
John D. Johns	142,500	190,080	332,580
Jean-Jacques Lafont (2)	445,600	190,080	635,680
Robert C. Loudermilk, Jr.	95,000	190,080	285,080
Wendy B. Needham	120,000	190,080	310,080
Juliette W. Pryor	95,000	190,080	285,080
Darren Rebelez (3)	50,000	110,833	160,833
E. Jenner Wood	95,000	190,080	285,080
(1)    Represents the aggregate grant date total fair value of stock awards determined in accordance with FASB ASC Topic 718. The awards reflected in this column consist of 1,152 RSUs granted to non-employee directors on May 1, 2023, the grant date fair value of which was $190,080 (based on the closing price of the Company’s common stock on the grant date).
(2)    Mr. Lafont is Executive Chairman of AAG, the Company's automotive business in Europe and receives compensation for both his role at AAG and his board service for the Company.
(3)    Mr. Rebelez joined the Board on June 1, 2023 and received the third and fourth quarter director fees and a pro-rated stock award.
2024 Proxy Statement 49

Table of Contents	Compensation of Directors
The aggregate number of RSUs held by each director as of December 31, 2023 was as follows:

Director	Number of RSUs
Elizabeth W. Camp	8,905
Richard Cox, Jr.	6,869
Gary P. Fayard	8,905
P. Russell Hardin	8,905
John R. Holder	8,905
Donna W. Hyland	8,905
John D. Johns	8,905
Jean-Jacques Lafont	4,141
Robert C. Loudermilk, Jr.	8,905
Wendy B. Needham	8,905
Juliette W. Pryor	4,141
Darren Rebelez	801
E. Jenner Wood	8,905

Transactions With Related Persons
The Company recognizes that transactions between the Company and any of its directors, executives or other related persons can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the (1) the Code of Conduct for Employees, Officers, Contract and/or Temporary Workers and Directors of Genuine Parts Company and (2) the Genuine Parts Company Code of Conduct for Senior Financial Officers, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company’s Compensation and Human Capital Committee to provide review and oversight of any such transactions and, if appropriate, to approve or ratify any such transactions. Pursuant to the policy, the Committee will review and provide oversight over any transaction in which the Company is or will be a participant and the amount involved exceeds $120,000, and in which any of the Company’s directors, executives or other related persons had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith. The policy is attached as Appendix A to the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.genpt.com. The Company has concluded that there are no material related person transactions or agreements that were entered into during the fiscal year ended December 31, 2023, and through the date of this proxy statement that would require disclosure under this policy. See also "Corporate Governance - Independent Directors" for a discussion regarding the Board's independence determination with respect to Mr. Richard Cox, Jr.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of Forms 3, 4, and 5 and any amendments thereto filed with the SEC, or written representations that no Form 5s were required, all Section 16(a) filing requirements during the fiscal year ended December 31, 2023 were timely complied with, as applicable to its directors, executive officers, and greater than ten percent owners during 2023, except that one Form 4 reporting an open market purchase of 1,600 Genuine Parts Company shares for Mr. Donahue was inadvertently filed late.
2024 Proxy Statement 50

Table of Contents	Proposal 2 Advisory Vote on Executive Compensation
Proposal 2
Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. At the 2023 Annual Meeting of Shareholders, approximately 92% of the shares present and entitled to vote were voted in support of the Company’s executive compensation program. We plan to hold this vote annually, so our Board of Directors is again submitting a non-binding shareholder vote on our executive compensation as described in this proxy statement (commonly referred to as “say-on-pay”). The Company seeks your advisory vote and asks that you support the compensation of our named executive officers as disclosed in this proxy statement.
As discussed in the Compensation Discussion and Analysis, we have designed our executive compensation program to attract, retain and motivate the highest quality executive officers, directly link pay to our performance, and build value for our shareholders. Highlights of our 2023 executive compensation program, as described above in the Compensation Discussion and Analysis, are:
•    Pay for Performance. Our pay program has performance-based metrics, using multiple performance measures.
•    Competitive and Market-Based Pay Based on Performance. We evaluate the competitiveness of compensation relative to the size-adjusted 50th percentile of the market data, with actual pay dependent on Company and individual performance.
•    Long-Term Incentives Aligned with Shareholder Interests. Our 2023 long-term incentive program is aligned with shareholder interests through a link to stock price and the use of PRSUs tied to Company performance.
•    Stock Ownership Requirements. Our stock ownership requirements for executives align the interests of the executives and shareholders.
•Anti-Hedging & Anti-Pledging Policy. The Company prohibits hedging and pledging of Company stock by executive officer and directors.
•    No Employment Contracts. No employment contracts with our named executive officers or guaranteed severance except in the case of double-trigger change in control agreements.
•    No Excise Tax-Gross Ups. Our double-trigger change in control agreements do not provide any excise tax gross-ups.
•    Clawback Policy. Incentive award opportunities are subject to our Clawback Policy.
•    Limited perquisites.
Our compensation is designed to reward executives when the Company achieves strong financial and operational results, and likewise to provide reduced pay when financial and operating results are not as strong. We believe the 2023 compensation of our named executive officers is reflective of and consistent with that intent.
This say-on-pay proposal gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under “Executive Compensation” and cast a vote to approve the Company’s executive compensation programs through the following resolution:
“Resolved, that the shareholders approve the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative compensation disclosure contained in this Proxy Statement.”
 The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation and Human Capital Committee or the Board of Directors. The shareholders’ advisory vote will not overrule any decision made by the Board or the Committee or create or imply any additional fiduciary duty by our directors. Our Board and Compensation and Human Capital Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation and Human Capital Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors Recommends a Vote "For" Approval of the Advisory Vote on Executive Compensation.
2024 Proxy Statement 51

Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan
Proposal 3
Approval of Amendment to 2015 Incentive Plan
We are asking shareholders to approve an amendment to the Genuine Parts Company Amended and Restated 2015 Incentive Plan (the “2015 Plan”) to extend its term for an additional ten-year period. The 2015 Plan was originally approved by our shareholders at our 2015 Annual Meeting, and will terminate by its terms on November 17, 2024. On February 12, 2024, the Board of Directors approved an amendment to the 2015 Plan to extend its term for an additional ten-year period, subject to shareholder approval at this Annual Meeting. At the same time, the Board also approved amendments to the 2015 Plan to reduce the aggregate number of shares available for future awards under the plan, and to enhance certain features of the plan that are intended to further reinforce and promote alignment of equity compensation arrangements for employees, officers and non-employee directors with the interests of shareholders and the Company, as further described below.
The 2015 Plan has been the sole source of shares for all equity incentive awards granted to the Company’s officers, employees and directors since 2015, and during such time, the Company has never sought shareholder approval of any increase in the number of shares available for issuance under the plan. Considering our historical grant practices, we believe we have been judicious in our share usage under the 2015 Plan, and mindful of potential shareholder dilution. Approval of the amendment to extend the term of the 2015 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees, and to continue aligning the interests of its employees with shareholders without increasing potential shareholder dilution.
As of February 12, 2024, there were 6,000,000 shares of our common stock reserved and available for future awards under the 2015 Plan (after giving effect to the February 12, 2024, plan amendments described above, which reduced the number of shares available for future awards from 6,591,440 to 6,000,000). As of such date, there were approximately 1,118,071 shares of our common stock subject to outstanding awards under the 2015 Plan, and approximately 52,750 shares of our common stock subject to outstanding awards under the Genuine Parts Company 2006 Long-Term Incentive Plan, the Company’s prior equity compensation plan (the “Prior Plan”). Based on the number of shares remaining available under the 2015 Plan and on our historical grant practices, we estimate that the existing share reserve will be sufficient to cover future equity incentive awards for approximately ten years. The actual duration of the shares reserve, however, will depend on currently unknown factors, such as participation levels, future grant practices acquisitions and divestitures, competitive market practices and the Company's future stock price.
A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is attached to this proxy statement as Appendix A. A copy of the proposed amendment extending the term of the 2015 Plan for an additional ten-year period is attached to this proxy statement as Appendix B.
Promotion of Sound Corporate Governance Practices
The 2015 Plan as originally adopted by the Company’s shareholder in 2015 was designed to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers and non-employee directors with the interests of shareholders and the company. In addition, the 2015 Plan was amended and restated effective February 12, 2024, to further enhance certain of these features, including clarifying that no portion of any award may vest earlier than one year from the date of grant, and providing that no dividends may be paid on unvested awards of any type. Features of the 2015 Plan that are intended to protect shareholder interests and promote effective corporate governance include, but are not limited to, the following:
•No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•Prohibition on Repricing.The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including by a cash repurchase of “underwater” awards.
•Minimum Vesting Requirements. Subject to certain limited exceptions, full-value awards, stock options and SARs granted under the 2015 Plan will either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service.
•No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the 2015 Plan.
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Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan
•No Single-Trigger Change of Control Vesting. If awards granted under the 2015 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.
•No Tax Gross-Ups. The 2015 Plan does not provide for any tax gross-ups.
•Awards Subject to Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy that the company may adopt from time to time.
•[No Dividends on Unearned Awards. The 2015 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.]
Key Data Relating to Outstanding Equity Awards and Shares Available
The following table provides information regarding (i) outstanding equity awards under the 2015 Plan and the Prior Plan and (ii) shares available for future awards under the 2015 Plan (no future awards may be granted under the Prior Plan or any other equity compensation plan), in each case as of February 12, 2024:

Total shares underlying outstanding stock options and SARs	181,000(1)
Total shares underlying outstanding unvested time-based full value awards	555,021
Total shares underlying outstanding unvested performance-based full value awards	434,800(2)
Total shares underlying all outstanding awards	1,170,821

Total shares currently available for grant	6,000,000(2)

Common Stock outstanding as of February 12, 2024	139,427,816
Market price of Common Stock as of February 12, 2024	$145.14
(1)     Our stock options and SARs outstanding as of February 12, 2024, had a weighted-average exercise price of $93.89 and a weighted-average remaining term of 1.65 years.
(2)    Includes the number of shares issuable upon conversion of performance awards assuming target achievement of all performance goals.
Summary of the 2015 Plan
Purpose and Eligibility. The purpose of the 2015 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. As of February 21, 2024, more than 60,000 employees and 13 non-employee directors would be eligible to participate in the 2015 Plan.
Administration. The 2015 Plan will be administered by the Compensation and Human Capital Committee of the Board of Directors. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.
Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2015 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.
Permissible Awards. The 2015 Plan authorizes the granting of awards in any of the following forms:
•market-priced options to purchase shares of our Common Stock;
•stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;
•restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;
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Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan
•stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;
•performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;
•other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of Common Stock;
•cash-based awards, including performance-based annual bonus awards.
Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, effective as of February 12, 2024, the aggregate number of shares of Common Stock that may be issued under the 2015 Plan on or after February 12, 2024, is 6,000,000 shares, plus a number of additional shares (not to exceed 500,000) underlying awards outstanding as of the effective date of the 2015 Plan under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.
Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2015 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2015 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.
Limitations on Awards. The maximum aggregate number of shares of Common Stock subject to time-vesting options or time-vesting SARs that may be granted under the 2015 Plan in any calendar year to any one participant is 1,500,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $15,000,000, and the maximum number of shares that may be paid to any one participant payable in stock is 1,500,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2015 Plan to any non-employee director in any calendar year is 15,000 shares.
Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period; provided, however, that no portion of an award may vest earlier than the first anniversary of the date the award is granted), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2015 Plan.
Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award agreement or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:
•all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and
•the payout opportunities attainable under all of that participant’s outstanding performance-based Awards will be deemed to have been fully earned as of the date of termination as follows: (i) if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and (ii) if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and (iii) in either such case, there will be a pro-rata payout to the Participant or his or her estate within sixty (60) days following the date of termination, based upon the length of time within the performance period that has elapsed prior to the date of termination.
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Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan
Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:
(A) in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the 2015 Plan:
•all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and
•the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro-rata payout to the Participant within 60 days following the change of control.
(B) in the event of a change of control of the Company in which a successor entity assumes or otherwise equitably converts awards under the 2015 Plan, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:
•all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and
•the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro-rata payout to the Participant within 60 days following the termination of employment.
Anti-dilution Adjustments. In the event of a transaction between us and our shareholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2015 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2015 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.
Amendment and Termination of the 2015 Plan. Currently, no awards may be granted under the 2015 Plan after the tenth anniversary of the effective date of the plan, or November 17, 2024. The proposed amendment would extend the term of the 2015 Plan for an additional 10 year period, permitting awards to be granted under the plan until April 29, 2034. The Board or the Committee may amend, suspend or terminate the 2015 Plan at any time, except that no amendment may be made without the approval of the Company’s shareholders if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Common Stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2015 Plan or modifies the requirements for participation under the 2015 Plan, or if the Board or Committee its discretion determines that obtaining such shareholder approval is for any reason advisable. No amendment or termination of the 2015 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.
Prohibition on Repricing. Without the prior consent of the Company’s shareholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of shareholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.
Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.
Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.
Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and
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Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan
decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.
Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2015 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2015 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Code Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2015 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2015 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan.
Benefits to Named Executive Officers and Others
The following table sets forth the number of stock appreciation rights, restricted stock units and performance-based restricted stock units that have been granted under the 2015 Plan to our NEOs and the other individuals and groups indicated, as of February 21, 2024. Future awards under the 2015 Plan are granted in the discretion of the Compensation and Human Capital Committee, and are not presently determinable.
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Table of Contents	Proposal 3 Approval of Amendment to 2015 Incentive Plan

Name and Position	Stock Appreciation Rights	Restricted Stock Units	Performance-Based Restricted Stock Units (1)
Paul D. Donahue, Chairman and Chief Executive Officer	46,730	166,879	111,119
William P. Stengel President & Chief Operating Officer	0	30,050	39,323
Bert Nappier, Executive Vice President & Chief Financial Officer	0	29,890	18,266
Randall P. Breaux, GPC Group President, North America	6,320	26,755	19,555
James R. Neill, Executive Vice President & Chief Human Resources Officer	8,685	23,998	14,944
Kevin E. Herron, Former President, U.S. Automotive Parts Group	9,575	29,168	17,371
All Current Executive Officers as a Group	64,170	297,799	217,110
All Employees as a Group (Including Officers who are not Executive Officers)	1,405,090	1,931,510	257,793
All Non-Executive Directors as a Group	0	145,396	0
The Board of Directors Recommends a Vote "For" Approval of the Amendment to the 2015 Incentive Plan.
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Table of Contents	Proposal 4 Ratification of Selection of Independent Auditors
Proposal 4
Ratification of Selection of Independent Auditors
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has selected Ernst & Young LLP as the Company’s independent auditors for the current fiscal year ending December 31, 2024. Our Board of Directors has unanimously endorsed this selection. Ernst & Young LLP is a registered public accounting firm with the PCAOB, as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. The Audit Committee has also pre-approved the engagement of Ernst & Young LLP to provide federal, state and international tax return preparation, advisory and related services to the Company during 2024.
The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent auditor. In addition, the Audit Committee has adopted restrictions on our hiring of an Ernst & Young LLP partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit assurance on any aspect of their certification of the Company’s financial statements. In accordance with SEC rules and Ernst & Young LLP’s policies, lead engagement partners are subject to rotation requirements (at least every five years) to limit the number of consecutive years the lead partner may provide services. The Audit Committee is directly involved in the selection of Ernst & Young LLP’s lead engagement partner.
Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor for the following year. In doing so, the Audit Committee considers, among other things: (i) external data relating to audit quality and performance, including recent PCAOB reports on Ernst & Young LLP and its peer firms; (ii) Ernst & Young LLP’s tenure as our independent auditor and its familiarity with our operations and businesses, accounting policies and practices and internal control over financial reporting; (iii) the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and technical expertise; and (iv) Ernst & Young LLP’s independence.
Based on this evaluation, the members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent external auditor is in the best interest of the Company and its shareholders.
Although ratification by the shareholders of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by law or by the Bylaws of the Company, the Audit Committee believes it is appropriate to seek shareholder ratification of this selection in light of the critical role played by the independent auditors in auditing the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting. If this selection is not ratified at the Annual Meeting, the Audit Committee may investigate the reasons for the shareholders’ rejection and may reconsider its selection of independent auditors for the fiscal year ending December 31, 2024. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Ernst & Young LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2023. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
The Board of Directors Recommends a Vote "For" the Ratification of the Selection of Ernst & Young LLP as Independent Auditors for the Fiscal Year Ending December 31, 2024.
Audit and Non-Audit Fees
The Audit Committee is responsible for the audit fee negotiations associated with the Company’s retention of Ernst & Young LLP.
Audit Fees.    The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s consolidated financial statements, reviews of interim financial statements included in periodic reports, audits of the Company’s internal control over financial reporting, and statutory audits for certain international subsidiaries during 2022 and 2023 were approximately $16.0 million and $16.4 million, respectively.

Audit Related Fees.    The aggregate fees billed by Ernst & Young LLP in 2022 and 2023 for audit related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported
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Table of Contents	Proposal 4 Ratification of Selection of Independent Auditors
above under the caption “Audit Fees” were approximately $0.1 million and $0.03 million, respectively. These services primarily related to due diligence and other transaction-related services.
Tax Fees.    The aggregate fees billed by Ernst & Young LLP in 2022 and 2023 for professional services rendered for tax compliance and tax advice for the Company were $4.5 million and $4.2 million, respectively. These services primarily related to tax planning and tax compliance services.
All Other Fees.    No fees were billed by Ernst & Young LLP for professional services rendered during 2022 and 2023 other than as stated above under the captions “Audit Fees,” “Audit Related Fees” and “Tax Fees.”
Audit Committee Pre-Approval Policy
Under the Audit Committee’s Charter and its Pre-Approval Policy, the Audit Committee is required to approve in advance the terms of all audit services as well as all permissible audit related and non-audit services to be provided by the independent auditors. Unless a service to be provided by the independent auditors has received approval under the Pre-Approval Policy, it will require specific pre-approval by the Audit Committee. The Pre-Approval Policy is detailed as to the particular services to be provided, and the Audit Committee is to be informed about each service provided. Non-audit services may be approved by the Chair of the Committee and reported to the full Audit Committee at its next meeting but may not be approved by the Company’s management.
The Audit Committee must approve the annual audit engagement services prior to the commencement of any audit work. The Audit Committee also must approve changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items, if any. In the event audit related or non-audit services that are pre-approved under the Pre-Approval Policy have an estimated cost in excess of certain dollar thresholds, these services require approval by the Audit Committee or by the Chair of the Audit Committee.
In determining the approval of services by the independent auditors, the Audit Committee or its Chair evaluates each service to determine whether the performance of such service would (a) impair the auditor’s independence; (b) create a mutual or conflicting interest between the auditor and the Company; (c) place the auditor in the position of auditing its own work; (d) result in the auditor acting as management or an employee of the Company; or (e) place the auditor in a position of being an advocate for the Company.
All of the services described above under the captions “Audit Fees,” “Audit Related Fees” and “Tax Fees” were approved by the Audit Committee pursuant to legal requirements and the Audit Committee Charter and the Pre-Approval Policy.
Audit Committee Review
The Audit Committee has reviewed the services rendered by Ernst & Young LLP during 2023 and has determined that the services rendered are compatible with maintaining the independence of Ernst & Young LLP as the Company’s independent auditors.

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Table of Contents	Audit Committee Report
Audit Committee Report
The Audit Committee of the Board of Directors during 2023 was composed of four directors who are independent of the Company and management as required by the NYSE corporate governance listing standards and by SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also oversees the internal audit and control function of the Company and the Company’s cyber and information security processes, procedures and controls.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for the year ended December 31, 2023 and reports of management and of the independent auditors on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent auditors the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s 2023 Annual Report to Shareholders and its Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and its management, including the matters in the written disclosures and the letter provided by the independent auditors to the Audit Committee as required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.
The Committee discussed with the Company’s independent auditors the overall scope and plans for their integrated audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. The Audit Committee and the Board of Directors have also approved the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024.
Members of the Audit Committee:
Wendy B. Needham (Chair)
Elizabeth W. Camp
Richard Cox, Jr.
Gary P. Fayard
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.
Solicitation of Proxies
The cost of soliciting proxies will be borne by the Company. The Company has retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $11,000 and reimbursement of certain expenses. Officers and regular employees of the Company, receiving no additional compensation, may also assist in the solicitation. Solicitation may be by mail, telephone, Internet or personal contact.
Householding of Annual Meeting Material
The SEC’s rules permit us to send a single copy of our Notice and Access Letter regarding the annual meeting to any household at which two or more shareholders reside if we believe that they are members of the same family. Each
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shareholder will continue to receive a separate proxy card. This procedure, known as householding, reduces the volume of duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one Notice and Access Letter to multiple shareholders who share an address, unless we received contrary instructions from the affected shareholders prior to the mailing date. We will deliver a separate copy of the Notice and Access Letter (or proxy materials, if applicable), as requested, to any shareholder at a shared address to which a single copy of the Notice and Access Letter was delivered. If you prefer to receive separate copies of the Notice and Access Letter (or proxy materials, if applicable), either now or in the future, or if you are currently receiving multiple copies and prefer to receive only a single copy in the future you can so request by calling us at (678) 934-5000 or by writing to us at any time at the following address: Corporate Secretary, Genuine Parts Company, 2999 Wildwood Parkway, Atlanta, Georgia 30339.
A majority of brokerage firms have instituted householding. If your family has multiple holdings in the Company, you may have received householding notification directly from your broker. Please contact your broker directly if you have any questions, if you require additional copies of the Notice and Access Letter (or proxy materials, if applicable), if you are currently receiving multiple copies of the Notice and Access Letter (or proxy materials, if applicable) and wish to receive only a single copy or if you wish to revoke your decision to household and thereby receive multiple Notice and Access Letters. These options are available to you at any time.
Other Matters
Management does not know of any matters to be brought before the Annual Meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy and this proxy statement properly come before the Annual Meeting, the persons designated as proxies will vote thereon as recommended by the Board of Directors or, if the Board of Directors makes no recommendation, in accordance with their best judgment.
Shareholder Proposals for 2025 Meeting
A shareholder proposal for business to be brought before the 2025 Annual Meeting of Shareholders (other than nominations of persons to serve as directors) will be acted upon only in the following circumstances:
•    Shareholder Proposals for Inclusion in Next Year’s Proxy Statement — To be considered for inclusion in next year’s proxy statement, shareholder proposals, submitted in accordance with the SEC’s Rule 14a-8, must be received at our principal executive office no later than the close of business on November 1, 2024 and must comply with all applicable SEC rules.
•    Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting of Shareholders — Any shareholder proposal that is not submitted for inclusion in next year’s proxy statement under SEC Rule 14a-8 but is instead sought to be presented directly at the 2025 Annual Meeting of Shareholders should be received at our principal executive office no later than the close of business on January 15, 2025. Proposals should contain detailed information about the proposal and the shareholder proponent. SEC rules permit management to vote proxies in its discretion on such proposals in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder’s compliance with this deadline.
All recommendations of persons for nomination to the Board of Directors of the Company must be received at our principal executive office no later than the close of business on the 90th day (December 1, 2024) and no earlier than the close of business on the 120th day (November 1, 2024) prior to the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting and must contain the information specified in and otherwise comply with our By-laws (including the information required by Rule 14a-19 of the Exchange Act in the case of a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees). See Section 3.4 “Certain Nomination Requirements.” However, if the date of the 2025 Annual Meeting of Shareholders is held more than 30 calendar days earlier than or 70 calendar days after the anniversary of this year’s meeting, notice by the shareholder, to be timely, must be received no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Shareholders or, if the first public announcement of the date of the 2025 Annual Meeting of Shareholders is less than 100 days prior to the date of the 2025 Annual Meeting of Shareholders, the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Shareholders is first made by the Company.
All recommendations of persons for nomination to the Board of Directors of the Company pursuant to the Company’s proxy access By-law provision must be received at our principal executive office no later than the close of business on the 120th day (November 1, 2024) and no earlier than the close of business on the 150th day (October 2, 2024) prior to the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting and must contain the information specified in and otherwise comply with our By-laws. See Section 2.11 “Proxy Access for Director Nominations.” However, if the date of the 2025 Annual Meeting of Shareholders is held more than 30 calendar days before or after the anniversary of this year’s meeting, notice by the shareholder, to be
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timely, must be received no later than the close of business on the 120th day and no earlier than the close of business on the 150th day prior to the date of the 2025 Annual Meeting of Shareholders or, if the first public announcement of the date of the 2025 Annual Meeting of Shareholders is less than 130 days prior to the date of the 2025 Annual Meeting of Shareholders, the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Shareholders is first made by the Company.
All shareholder proposals and recommendations of persons for nomination to the Board should be sent to Genuine Parts Company, 2999 Wildwood Parkway, Atlanta, Georgia 30339, Attention: Corporate Secretary.
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APPENDIX A

GENUINE PARTS COMPANY
AMENDED AND RESTATED 2015 INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1. GENERAL. The purpose of the Genuine Parts Company Amended and Restated 2015 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Genuine Parts Company (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e) “Board” means the Board of Directors of the Company.
(f) “Cause” as a reason for a Participant’s termination of employment, unless otherwise defined in the applicable Award Certificate, shall mean a determination by the Board that Executive has committed or engaged in either (i) any act that constitutes, on the part of the Participant, fraud, dishonesty, breach of fiduciary duty, misappropriation, embezzlement or gross misfeasance of duty; (ii) willful disregard of published Company policies and procedures or codes of ethics; or (iii) conduct by the Participant in his office with the Company that is grossly inappropriate and demonstrably likely to lead to material injury to the Company, as determined by the Board acting reasonably and in good faith; provided, that in the case of (ii) or (iii) above, such conduct shall not constitute “Cause” unless the Board shall have delivered to Executive notice setting forth with specificity (A) the conduct deemed to qualify as “Cause”, (B) reasonable action, if any, that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Participant may take such remedial action, and the Participant shall not have taken such specified remedial action within the specified time.
(g) “Change in Control” means and includes the occurrence of any one of the following events:
(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by a Person who is on the Effective Date the beneficial owner of 20% or more of the Outstanding Company Voting Securities, (B) any acquisition directly from the Company, (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this definition; or
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(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii) Consummation of a reorganization, merger, consolidation or share exchange or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i) “Committee” means the committee of the Board described in Article 4.
(j) “Company” means Genuine Parts Company, a Georgia corporation, or any successor corporation.
(k) “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).
(m) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
(n) “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is
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Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(o) “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 12.
(p) “Effective Date” has the meaning assigned such term in Section 3.1.
(q) “Eligible Participant” means an employee (including a leased employee), officer, consultant or director of the Company or any Affiliate.
(r) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(s) “Fair Market Value,” means the price of a share of Stock at any point in time as reported by the New York Stock Exchange or as determined by such methods or procedures as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(t) “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(u) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
(w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(x) “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Section 162(m) of the Code.
(y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(dd) “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
(ee) “Performance Award” means any award granted under the Plan pursuant to Article 10.
(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(gg) “Plan” means the Genuine Parts Company Amended and Restated 2015 Incentive Plan, as amended from time to time.
(hh) “Prior Plan” means the Genuine Parts Company 2006 Incentive Plan, as amended from time to time.
(ii) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section
11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.
(jj) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.
(kk) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(ll) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(mm) “Retirement” means, unless otherwise provided in an Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, a Participant’s voluntary termination of employment with
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the Company or an Affiliate after attaining any normal retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, after attaining age 65 with at least five years of service with the Company or its Affiliates.
(nn) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.
(oo) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 15), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.
(pp) “Stock” means the $1.00 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.
(qq) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.
(rr) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(ss) “1933 Act” means the Securities Act of 1933, as amended from time to time.
(tt) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s shareholders within 12 months after the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).
3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4
ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation, Nominating and Governance Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors under the Plan shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors that is approved and administered by a committee of the Board consisting solely of Independent Directors.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in
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the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:
(a) Grant Awards;
(b) Designate Participants;
(c) Determine the type or types of Awards to be granted to each Participant;
(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e) Determine the terms and conditions of any Award granted under the Plan;
(f) Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j) Amend the Plan or any Award Certificate as provided herein; and
(k) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. INDEMNIFICATION. Each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, effective as of February __, 2024, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan on or after February __, 2024 shall be 6,000,000, plus a number of additional Shares (not to exceed 500,000) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 6,000,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

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5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with this Section 5.2.
(a) The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).
(b) Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than any lesser number based on the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
(c) Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.
(d) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(e) Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(f) To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(g) Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
(h) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):
(a) Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 1,500,000 Shares.
(b) SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 1,500,000 Shares.
(c) Performance Awards. With respect to any calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $15,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 1,500,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.
(d) Awards to Non-Employee Directors. The maximum aggregate number of Shares associated with any Award granted under the Plan in any calendar year to any one Non-Employee Director shall be 15,000 Shares.

5.5. MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.10 and to the following sentence, Full Value Awards, Options and SARs granted under the Plan to an Eligible Participant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period; provided, however, that no portion of an Award may vest earlier than the first anniversary of the date the Award is granted), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (i) the Committee may permit and authorize acceleration of vesting of such Full Value Awards, Options or SARs in the event of the Participant’s termination of service or the occurrence of a Change in Control (subject to the requirements of Article 11 in the case of Qualified Performance-Based Awards), and (ii) the Committee may grant Full Value Awards, Options and SARs without respect to the above-described minimum vesting requirements, or may permit and authorize acceleration of vesting of Full Value Awards, Options and SARs, otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.

ARTICLE 6
ELIGIBILITY
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6.1. GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7
STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.10) shall not be less than the Fair Market Value as of the Grant Date.
(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option
(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Sections 5.5 and 7.1(e), including a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.
(e) EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.
(g) NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a) RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
(1) The Fair Market Value of one Share on the date of exercise; over
(2) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.
(b) STOCK APPRECIATION RIGHTS WITH MAXIMUM Appreciation LIMITS. The Committee is authorized to grant Stock Appreciation Rights to Participants with a limit on the maximum appreciation value of the Award, by providing that if the Fair Market Value of a Share equals or exceeds a specified amount (the “Maximum Share Value”) on any day during the term of such Award, the vested and unexercised portion of the Award, if any, shall be automatically
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exercised on such date without further action or notice by the Company or the Participant (an “Automatic Exercise”). Upon such Automatic Exercise, the Participant shall be entitled to receive for each Stock Appreciation Right the excess of (i) the Maximum Share Value over (ii) the grant price of such Award.
(c) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the base price of the original SAR, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.
(d) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 5.5, including a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.
(e) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.
(f) NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.
(g) OTHER TERMS. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 5.5. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3 DIVIDENDS AND DIVIDEND EQUIVALENTS. Dividends accrued on shares of Restricted Stock or Dividend Equivalents accrued with respect to Restricted Stock Units or Deferred Stock Units before the underlying Awards are vested shall, as provided in the Award Certificate, (i) be forfeited, (ii) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1 hereof), which shall be subject to the same vesting provisions as provided for the host Award, or (iii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends or Dividend Equivalents accrued with respect to forfeited Restricted Stock, Restricted Stock Units or Deferred Stock Units will be reconveyed to the Company without further consideration or any act or action by the Participant. Notwithstanding anything in the Plan to the contrary, any Shares or any other property distributed as a dividend, Dividend Equivalent or otherwise with respect to any Restricted Stock, Restricted Stock Units or Deferred Stock Units as to which the restrictions have not yet lapsed or which is not vested shall be subject to the same restrictions, vesting and risk of forfeiture as the underlying Award and shall not be paid/settled unless and until the underlying Award vests.

9.4. FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
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9.5. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 10
PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to any Covered Employee to qualify for the Section 162(m) Exemption.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:
•Revenue
•Sales
•Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
•Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
•Net income (before or after taxes, operating income or other income measures)
•Cash (cash flow, cash generation or other cash measures)
•Stock Price of performance
•Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
•Economic value added
•Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales)
•Market share
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•Improvements in capital structure
•Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
•Business expansion or consolidation (acquisitions and divestitures)
•Internal rate of return or increase in net present value
•Working capital targets relating to inventory and/or accounts receivable
•Inventory management
•Service or product delivery or quality
•Customer satisfaction
•Employee retention
•Safety standards
•Productivity measures
•Cost reduction measures
•Strategic plan development and implementation
Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, on an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

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ARTICLE 12
DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. Notwithstanding anything to the contrary, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1 hereof), which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. Notwithstanding anything in the Plan to the contrary, any Shares or any other property distributed as a Dividend Equivalent with respect to a Full-Value Award as to which the restrictions have not yet lapsed or which is not yet vested shall be subject to the same restrictions, vesting and risk of forfeiture as such Full-Value Award to which it relates and shall not be paid/settled unless and until the underlying Full-Value Award vests.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to the last sentence of Section 5.5) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

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14.5. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:
(i) all of that Participant’s outstanding Options and SARs shall become fully exercisable;
(ii) all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and
(iii) the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:
(A) if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and
(B) if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and
(C) in either such case, there shall be a pro-rata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.
Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control of the Company.
(a) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) unless otherwise provided in the Award Certificate, the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro-rata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
(b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro-rata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

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14.8. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

14.9. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.10. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
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15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b) Except as otherwise provided in Article 15, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and
(c) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS
17.1. RIGHTS OF PARTICIPANTS.
(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
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(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.
(d) No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a) General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(b) Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.
(c) Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.
(d) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):
(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the
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Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and
(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.
(e) Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
(f) Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.
(g) Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

17.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. GOVERNMENT AND OTHER REGULATIONS.
(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the
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Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.12. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Genuine Parts Company Amended and Restated 2015 Incentive Plan.
GENUINE PARTS COMPANY

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APPENDIX B

AMENDMENT TO THE
GENUINE PARTS COMPANY
AMENDED AND RESTATED 2015 INCENTIVE PLAN

This Amendment to the Genuine Parts Company Amended and Restated 2015 Incentive Plan (the "Plan"), has been adopted by the Board of Directors and approved by the shareholders of Genuine Parts Company (the "Company"), to be effective as of April 29, 2024.

1. The Plan is hereby amended by deleting Article 3 and replacing it with the following:

"ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan became effective on November 17, 2014 (the “Effective Date”) upon adoption by the Board, and was approved by the Company’s shareholders on April 27, 2015. The Plan was amended and restated by the Board effective as of February 12, 2024, and was further amended by approval of the shareholders on April 29, 2024, to extend its term as provided in Section 3.2.

3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until April 29, 2034, or if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan."

2. Except as expressly amended hereby, the terms of the Plan shall be and remain unchanged and the Plan as amended hereby shall remain in full force and effect.

2024 Proxy Statement 80

Genuine Parts Company

2999 WILDWOOD PARKWAY
ATLANTA, GA 30339

678-934-5000

GENPT.COM

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Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all nominees and "FOR" proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Elizabeth W. Camp	☐	☐	02 - Richard Cox, Jr.	☐	☐	03 - Paul D. Donahue	☐	☐
04 - Gary P. Fayard	☐	☐	05 - P. Russell Hardin	☐	☐	06 - John R. Holder	☐	☐
07 - Donna W. Hyland	☐	☐	08 - John D. Johns	☐	☐	09 - Jean-Jacques Lafont	☐	☐
10 - Robert C. Loudermilk, Jr.	☐	☐	11 - Wendy B. Needham	☐	☐	12 - Juliette W. Pryor	☐	☐
13 - Darren Rebelez	☐	☐	14 - Charles K. Stevens, III	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03XR0C

2024 Annual Meeting of Genuine Parts Company Shareholders

The 2024 Annual Meeting of Shareholders of Genuine Parts Company will be held on Monday, April 29, 2024, 10:00 A.M. EST, virtually via the Internet at meetnow.global/MZC94V2.

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Proxy — Genuine Parts Company

Proxy Solicited by the Board of Directors of Genuine Parts Company for the Annual Meeting of Shareholders to be held April 29, 2024

The undersigned hereby appoints Paul D. Donahue & Christopher T. Galla, or either of them, with the individual power of substitution, proxies to vote all shares of Common Stock of Genuine Parts Company that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held virtually on April 29, 2024 and at any reconvened Meeting following any adjournment thereof. Said proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on this card, and are authorized to vote in their discretion as to any other matters that may properly come before the meeting.

Your shares will be voted in accordance with your instructions. **IF A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.**

YOUR VOTE IS IMPORTANT

Please vote, sign, date and return the proxy card promptly using the enclosed envelope.

C Non-Voting Items

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Comments — Please print your comments below.

Meeting Attendance
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Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" all nominees and "FOR" proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Elizabeth W. Camp	☐	☐	02 - Richard Cox, Jr.	☐	☐	03 - Paul D. Donahue	☐	☐
04 - Gary P. Fayard	☐	☐	05 - P. Russell Hardin	☐	☐	06 - John R. Holder	☐	☐
07 - Donna W. Hyland	☐	☐	08 - John D. Johns	☐	☐	09 - Jean-Jacques Lafont	☐	☐
10 - Robert C. Loudermilk, Jr.	☐	☐	11 - Wendy B. Needham	☐	☐	12 - Juliette W. Pryor	☐	☐
13 - Darren Rebelez	☐	☐	14 - Charles K. Stevens, III	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03XRRA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Genuine Parts Company

Proxy Solicited by the Board of Directors of Genuine Parts Company for the Annual Meeting of Shareholders to be held April 29, 2024

The undersigned hereby appoints Paul D. Donahue & Christopher T. Galla, or either of them, with the individual power of substitution, proxies to vote all shares of Common Stock of Genuine Parts Company that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held virtually on April 29, 2024 and at any reconvened Meeting following any adjournment thereof. Said proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on this card, and are authorized to vote in their discretion as to any other matters that may properly come before the meeting.

Your shares will be voted in accordance with your instructions. **IF A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.**

YOUR VOTE IS IMPORTANT

Please vote, sign, date and return the proxy card promptly using the enclosed envelope.